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TBCC

                           LOAN AND SECURITY AGREEMENT

BORROWER:     LIFECELL  CORPORATION,
                  A  DELAWARE  CORPORATION
ADDRESS:      ONE  MILLENIUM  WAY
              BRANCHBURG,  NEW  JERSEY  08867

DATE:         DECEMBER  6,  1999

THIS LOAN AND SECURITY AGREEMENT is entered into as of the above date, between the above borrower(s) (jointly and severally, the "Borrower"), having its chief executive office and principal place of business at the address shown above, and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation, ("TBCC") having its principal office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018 and having an office at 15260 Ventura Blvd., Suite 1240, Sherman Oaks, CA 91403. The Schedule to this Agreement (the "Schedule") being signed concurrently is an integral part of this Agreement. (Definitions of certain terms used in this Agreement are set forth in Section 9 below.) The parties agree as follows:

1.  Loans.
    -----

     1.1.  Loans.  TBCC, subject to the terms and condi-tions of this Agreement,
           -----
agrees to make loans (the "Loans") to Borrower, from time to time during the period from the date of this Agreement to the Maturity Date set forth in the Schedule, at Borrower's request, in an aggregate principal amount at any one time outstanding not to exceed the Credit Limit shown on the Schedule (the "Credit Limit"). If at any time the total outstanding Loans and other monetary Obligations exceed the Credit Limit, Borrower shall repay the excess immediately without demand. Borrower shall use the proceeds of all Loans solely for lawful general business purposes.

     1.2.  Due  Date.  The  Loans,  all  accrued interest and all other monetary
           ---------
Obligations shall be payable in full on the Maturity Date. Borrower may bor-row, repay and reborrow Loans (other than any Term Loans), in whole or in part, in accordance with the terms of this Agreement.

     1.3.  Loan  Account. TBCC  shall  maintain  an ac-count on its books in the
           -------------
name of Borrower (the "Loan Account"). All Loans and advances made by TBCC to Borrower or for Borrower's account and all other monetary Obligations will be Charged to the Loan Account. All amounts received by TBCC from Borrower or for Borrower's account will be credited to the Loan Account. TBCC will send Borrower a monthly statement reflecting the activity in the Loan Account, and each such monthly statement shall be an account stated between Borrower and TBCC and shall be final, conclusive and binding absent manifest error.

     1.4.  Collection  of  Receivables.  Subject  to the Streamline Agreement of
           ---------------------------
even date herewith between the Borrower and TBCC, Borrower shall remit to TBCC all Collections including all checks, drafts and other documents and instruments evidencing remittances in payment (collectively referred to as "Items of Payment") within one Business Day after receipt, in the same form as received, with any necessary indorsements. For purposes of calculating interest due to TBCC, credit will be given for Collections and all other proceeds of Collateral and other payments to TBCC three Business Days after receipt of cleared funds. For all purposes of this Agreement any cleared funds received by TBCC later than 10:00 a.m. (California time) on any Business Day shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue. Borrower's Loan Account will be credited only with the net amounts actually received in payment of Receivables, and such payments shall be credited to the Obligations in such order as TBCC shall determine in its discretion. Pending delivery to TBCC, Borrower will not commingle any Items of Payment with any of its other funds or property, but will segregate them from the other assets of Borrower and will hold them in trust and for the account and as the property of TBCC. Borrower hereby agrees to endorse any Items of Payment upon the re-quest of TBCC.

* SUBJECT TO THE STREAMLINE AGREEMENT OF EVEN DATE HEREWITH BETWEEN THE BORROWER AND TBCC,

TBCC                                              LOAN  AND  SECURITY  AGREEMENT
--------------------------------------------------------------------------------

     1.6.  Term  of  Revolving  Loan  Facility  and  Term  of  Agreement.
           --------------------------------------------------------------

(a)  Term  of  Revolving Loan Facility.  The period during which Revolving Loans
     ---------------------------------
(as defined in the Schedule) will be made (the "Revolving Loan Period") shall be from the date of this Agreement to the Revolving Loan Maturity Date set forth in the Schedule, unless sooner terminated in accordance with the terms of this Agreement, provided that the Revolving Loan Maturity Date shall automatically be extended for successive addi-tional terms of one year each, unless one party gives written notice to the other, not less than thirty (30)days prior to the next Revolving Loan Maturity Date, that such party elects to terminate the Revolving Loan Period effective on the next Revolving Loan Maturity Date. On and after the Revolving Loan Maturity Date or any earlier termination of this Agreement, no further Revolving Loans will be made. On the Revolving Loan Maturity Date or on any earlier termination of this Agreement, Borrower shall pay in full all outstanding Revolving Loans.

     * thirty (30)

     (b)  Early Termination of Revolving Loan Facility at Borrower's Option. The
          -----------------------------------------------------------------
Revolving Loan Period may be termi-nated prior to the Revolving Loan Maturity Date by Borrower, effective three business days after written notice of termination is given by Borrower to TBCC.

     (c)  Term  of Agreement.  The term of this Agreement shall be from the date
          ------------------
of this Agreement to the later of the following (the "Maturity Date"): (i) the termination of the Revolving Loan Period, or (ii) the date the last installment of principal on the Term Loan is due. On the Maturity Date or on any earlier termination of this Agreement Borrower shall pay in full all Obligations, and notwithstanding any termination of this Agreement all of TBCC's security interests and all of TBCC's other rights and remedies shall continue in full force and effect until payment and performance in full of all Obligations.

     (d)  Early  Termination  of  Agreement.  This  Agreement may be termi-nated
          ---------------------------------
prior to the Maturity Date as follows: (i) by Borrower, effective three business days after written notice of termination is given to TBCC; or (ii) by TBCC at any time after the occurrence of an Event of Default, without notice, effective immediately.

     (e)  Termination  Fee.  If  the  Revolving  Loan  Period  is termi-nated by
          ----------------
Borrower under Section 1.6(b), or if this Agreement is termi-nated by Borrower or by TBCC under Section 1.6(d), then Borrower shall pay to TBCC a termination fee (the "Termination Fee") in the amount set forth on the Schedule, which Termination Fee shall be payable on the date of termination.

(f)  Payment  of  Obligations.  Notwithstanding anything herein to the contrary,
     ------------------------
Borrower shall have no right to terminate this Agreement at any time that any prin-cipal of, or interest on any of the Loans or any other mone-tary Obligations are outstanding, except upon prepayment of all Obligations and the satisfaction of all other conditions set forth in the Loan Documents.

     1.7.  Payment  Procedures.  Borrower  hereby  authorizes TBCC to charge the
           -------------------
Loan Account with the amount of all interest, fees, expenses and other payments to be made hereunder and under the other Loan Documents. TBCC may, but shall not be obligated to, discharge Borrower's payment obligations hereunder by so charging the Loan Account. Whenever any payment to be made hereunder is due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day and such extension of time shall be included in the compu-tation of the amount of interest due.

     1.8.  Conditions  to  Initial  Loan.  The  obligation  of  TBCC to make the
           -----------------------------
initial Loan is subject to the satisfaction of the following conditions prior to or concurrent with such initial Loan, and Borrower shall cause all such conditions to be satisfied by the Closing Deadline set forth in the Schedule:

     (a) Except for the filing of termination statements under the Code by the existing lender to Borrower whose loans are being repaid with the Loan proceeds, no consent or authorization of, filing with or other act by or in respect of any Governmental Authority or any other Person is required in connection, with the execution, delivery, performance, validity or enforceability of this Agreement, or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or the continuing operations of the Borrower following the consummation of such transactions.

     (b) TBCC and its counsel shall have performed (i) a review satisfactory to TBCC of all of the Material Contracts and other assets of the Borrower, the financial condition of the Borrower, including all of its tax, litigation, environmental and other potential contingent liabilities, and the corporate and capital structure of the Borrower and (ii) a pre-closing audit and collateral review, in each case with results satisfactory to TBCC.

     (c) TBCC shall have received the following, each dated the date of the initial Loan or as of an earlier date acceptable to TBCC, in form and substance satisfactory to TBCC and its counsel: (i) a Depository Account Agreement (as TBCC shall designate), duly executed by the Borrower and its bank on TBCC's standard form; (ii) acknowledgment copies of Uniform Commercial Code financing statements (naming TBCC as secured party and the Borrower as debtor), duly filed in all jurisdictions that TBCC deems necessary or desirable to perfect and protect the Liens created hereunder, and evidence that all other filings, registrations and recordings have been made in the appropriate governmental offices, and all other action has been taken, which shall be necessary to create, in favor of TBCC, a perfected first priority Lien on the Collateral;


TBCC                                              LOAN  AND  SECURITY  AGREEMENT
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                                      -2-

(iii) the opinion of counsel for the Borrower covering such matters incident to the transactions contemplated by this Agreement as TBCC may specify in its discretion; (iv) certified copies of all policies of insurance required by this Agreement and the other Loan Documents, together with loss payee endorsements for all such policies naming TBCC as lender loss payee and an additional insured; (v) copies of the Borrower's articles or certificate of incorporation, certified as true, correct and complete by the secretary of state of Borrower's state of incorporation within 45 days of the date hereof; (vi) copies of the bylaws of the Borrower and a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, attached to which is a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (A) that such copies of the bylaws and resolutions are true, complete and accurate copies thereof, have not been amended or modified since the date of such certificate and are in full force and effect and (B) the incumbency, names and true signatures of the officers of the Borrower; (vii) a good standing certificate from the Secretary of State of Borrower's state of incorporation and each state in which the Borrower is qualified as a foreign corporation, each dated within ten days of the date hereof; (viii) the additional documents and agreements, if any, listed in the Schedule; and (ix) such other agreements and instruments as TBCC deems necessary in its sole and absolute discretion in connection with the transactions contemplated hereby.

     1.9.  Conditions  to  Lending.  The  obligation of TBCC to make any Loan is
           -----------------------
subject  to  the  satisfac-tion  of  the  following  conditions  precedent:

     (a) There shall be no pending or, to the knowledge of Borrower after due inquiry, threatened litigation, proceeding, inquiry or other action relating to this Agreement, or any other Loan Document, or which could be expected to have a Material Adverse Effect in the judgment of TBCC;

     (b) Borrower shall be in compliance with all Requirements of Law and Material Contracts, other than such noncompliance that could not have a Material Adverse Effect;

     (c) The Liens in favor of TBCC shall have been duly perfected and shall constitute first priority Liens, except for Permitted Liens;

     (d) All representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct on and as of the date of such Loan as if then made, other than representations and warranties that expressly re-late solely to an earlier date, in which case they shall have been true and correct as of such earlier date;

     (e) No Default or Event of Default shall have occurred and be continuing or would result from the making of the requested Loan as of the date of such request; and

     (f) No Material Adverse Effect shall have occurred.

2.  INTEREST  AND  FEES.
    -------------------

     2.1.  Interest.  Borrower  shall pay TBCC interest on all outstanding Loans
           --------
and other monetary Obligations, at the interest rate set forth in the Schedule. Interest shall be payable monthly in arrears on the first Business Day of each month, and on the Maturity Date. Following the occur-rence and during the continuance of any Event of Default, the interest rate applicable to all Obligations shall be in-creased by two percent per annum.

     2.2.  Fees.  Borrower  shall  pay  TBCC the fees set forth in the Schedule.
           ----

     2.3.  Calculations.  All  interest and fees under this  Agreement  shall be
           ------------
calculated on the basis of a year of 360 days for the actual number of days elapsed in the period for which such interest or fees are payable.

     2.4.  Taxes.  Any  and all payments by Borrower under this Agreement or any
           -----
other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or with-holdings and penalties, interest and all other liabilities with respect thereto, excluding in the case of TBCC, taxes imposed on its net income and franchise taxes imposed on it by the jurisdiction under the laws of which TBCC is organized or any political subdivision thereof.

3.  Security.
    --------

     3.1.  Grant  of  Security  Interest.  To secure the payment and performance
           -----------------------------
when due of all of the Obligations, Borrower hereby grants to TBCC a security interest in all of its present and future Receivables, Investment Property, Inventory, Equipment, Other Property, and other Collateral, wherever located.

     3.2.  Other  Liens; Location of Collateral.  Borrower repre-sents, warrants
           ------------------------------------
and covenants that all of the Collateral is, and will at all times continue to be, free and clear of all Liens, other than Permitted Liens and Liens in favor of TBCC. All Collateral is and will continue to be maintained at the locations shown on the Schedule.

     3.3.  Receivables.
           -----------

     (a) Schedules and Other Actions.  Subject to the Streamline  Agreement,  as
       -----------------------------
may from time to time be requested by TBCC, Borrower shall execute and deliver to TBCC written schedules of Receivables (but the failure to execute or deliver any schedule shall not affect or limit TBCC's security interest in all
Receivables). On TBCC's request, Borrower shall also furnish to TBCC copies of invoices to customers and shipping and delivery receipts. Borrower shall deliver to TBCC the originals of all letters of credit, notes, and instruments in its favor and such endorsements or assign-ments as TBCC may reasonably request and, upon the request of TBCC, Borrower shall deliver to TBCC all certificated securities with respect to any Investment Property, with all necessary indorsements, and obtain such account control agreements with securities intermediaries and take such other action with respect to any Investment Property, as TBCC shall request, in form and substance satisfactory to TBCC. Upon request of TBCC Borrower additionally shall obtain consents from any letter of credit issuers with respect to the assignment to TBCC of any letter of credit proceeds


TBCC                                              LOAN  AND  SECURITY  AGREEMENT
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                                      -3-

     * Subject to the Streamline Agreement, as

     (b) Records, Collections. At the request of TBCC, Borrower shall report all
         ---------------------
cus-tomer credits to TBCC, on the regular reports to TBCC in the form from time to time specified by TBCC. * Borrower shall notify TBCC of all re-turns and recoveries of merchandise and of all claims as-serted with respect to merchandise, on its regular reports to TBCC. * Borrower shall not settle or adjust any dis-pute or claim, or grant any discount, credit or allowance or accept any return of merhandise, except in the ordinary course of its business, without TBCC's prior written consent.

     * At the request of TBCC,

     3.4.  Inventory.  Borrower  shall  maintain  full,  accurate  and  complete
           ---------
records respecting the Inventory describing the kind, type and quantity of the Inventory and Borrower's cost therefor, withdrawals therefrom and addi-tions thereto, including a perpetual inventory for work in process and finished goods.

     3.5.  Equipment.  Borrower  shall  at  all  times keep correct and accurate
           ---------
records itemizing and describing the location, kind, type, age and condition of the Equipment, Borrower's cost therefor and accumulated depreciation thereof and re-tirements, sales, or other dispositions thereof. Borrower shall keep all of its Equipment in a satisfactory state of re-pair and satisfactory operating condition in accordance with industry standards, ordinary wear and tear excepted. No Equipment shall be annexed or affixed to or become part of any realty, unless the owner of the realty has executed and delivered a Landlord Waiver in such form as TBCC shall specify. Where Borrower is permitted to dispose of any Equipment under this Agreement or by any consent thereto hereafter given by TBCC, Borrower shall do so at arm's length, in good faith and by obtaining the max-imum amount of recovery practicable therefor and without impairing the operating integrity or value of the remaining Equipment.

     3.6.  Investment  Property.  Borrower  shall  have  the right to retain all
           --------------------
Investment Property payments and distributions, unless and until a Default or an Event of Default has occurred. If a Default or an Event of Default exists, Borrower shall hold all payments on, and proceeds of, and distributions with respect to, Investment Property in trust for TBCC, and Borrower shall deliver all such payments, proceeds and distributions to TBCC, immediately upon receipt, in their original form, duly endorsed, to be applied to the Obligations in such order as TBCC shall determine. Upon the request of TBCC, any such distributions and payments with respect to any Investment Property held in any securities account shall be held and retained in such securities account as part of the Collateral.

     3.7  Further Assurances.  Borrower will perform any and all steps that TBCC
          ------------------
may reasonably request to perfect TBCC's security interests in the Collateral, includ-ing, without limitation, executing financing and continuation statements in form and substance satisfactory to TBCC and returning such financing statements to TBCC at the direction of TBCC for filing and other appropriate handling. TBCC is hereby authorized by Borrower to sign Borrower's name or file any financing statements or similar documents or instruments covering the Collateral whether or not Borrower's signature appears thereon. Borrower agrees, from time to time, at TBCC's request, to file notices of Liens, financing statements, similar documents or instruments, and amend-ments, renewals and continuations thereof, and cooperate with TBCC, in connection with the continued perfec-tion and protection of the Collateral. If any Collateral is in the possession or control of any Person other than a public warehouseman where the warehouse receipt is in the name of or held by TBCC, Borrower shall notify such Person of TBCC's security interest therein and, upon request, instruct such Person or Persons to hold all such Collateral for the account of TBCC and subject to TBCC's instructions. If so requested by TBCC, Borrower will deliver to TBCC ware-house receipts covering any Collateral located in warehouses showing TBCC as the beneficiary thereof and will also cause the warehouseman to execute and deliver such agreements as TBCC may request relating to waivers of liens by such warehouseman and the release of the Inventory to TBCC on its demand. Borrower shall defend the Collateral against all claims and demands of all Persons.

     * and returning such financial statements to TBCC at the direction of TCBB for filing and other appropriate handling

     3.8.  Power  of Attorney.  Borrower hereby appoints and constitutes TBCC as
           ------------------
Borrower's attorney-in-fact (i) to request at any time from account debtors verification of in-formation concerning Receivables and the amount owing thereon, (ii) upon the occurrence and during the continu-ance of an Event of Default, to convey any item of Collateral to any purchaser thereof, (iii) to give or sign Borrower's name to any notices or statements necessary or desirable to create or continue the Lien on any Collateral granted hereunder, (iv) to execute and deliver to any securities intermediary or other Person any entitlement order, account control agreement or other notice, document or instrument with respect to any Investment Property, and (v) to make any payment or take any act necessary or desirable to protect or preserve any Collateral. TBCC's authority hereunder shall include, without limitation, the authority to execute and give receipt for any certificate of ownership or any document, transfer ti-tle to any item of Collateral and take any other actions aris-ing from or incident to the powers granted to TBCC under this Agreement. This power of attorney is coupled with an interest and is irrevocable.

     4.  Representations  and  Warranties of Borrower.  Borrower  represents and
         --------------------------------------------
warrants as follows:

     4.1.  Organization,  Good  Standing  and  Qualification.  Borrower (i) is a
           -------------------------------------------------
corporation duly organized, validly exist-ing and in good standing under the laws of the State set forth above, (ii) has the corporate power and authority to own its properties and assets and to transact the businesses in which it is


TBCC                                              LOAN  AND  SECURITY  AGREEMENT
--------------------------------------------------------------------------------
engaged and (iii) is duly qualified, authorized to do business and in good standing in each jurisdiction where it is engaged in business, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect.

     4.2.  Locations  of  Offices,  Records and  Collateral.  The address of the
           ------------------------------------------------
principal place of business and chief executive office of Borrower is, and the books and records of Borrower and all of its chattel paper and records relating to Collateral are maintained exclusively in the possession of Borrower at, the address of Borrower specified in the heading of this Agreement. Borrower has places of business, and Collateral is located, only at such address and at the addresses set forth in the Schedule and at any additional locations reported to TBCC as provided in Section 5.8(c) as to which TBCC has taken all necessary action to perfect and protect its security interests in the Collateral at any such locations.

     4.3. Authority. Borrower has the requisite corporate power and authority to
          ---------
execute, deliver and perform its obli-gations under each of the Loan Documents. All corporate action necessary for the execution, delivery and performance by Borrower of the Loan Documents has been taken.

     4.4. Enforceability.  This Agreement is, and, when exe-cuted and delivered,
          --------------
each other Loan Document will be, the legal, valid and binding obligation of Borrower enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affect-ing creditors' rights generally and general principles of eq-uity.

     4.5. No Conflict.  The execution,  delivery and  perfor-mance  of each Loan
          ------------
Document by Borrower does not and will not contravene (i) any of the Governing Documents, (ii) any Requirement of Law or (iii) any Material Contract and will not result in the imposition of any Liens other than in favor of TBCC.

     4.6.  Consents and Filings.  No consent,  authorization  or approval of, or
           --------------------
filing with or other act by, any shareholders of Borrower or any Governmental Authority or other Person is required in connection with the execution, delivery, per-formance, validity or enforceability of this Agreement or any other Loan Document, the consummation of the trans-actions contemplated hereby or thereby or the continuing operations of Borrower following such consummation, except (i) those that have been obtained or made, (ii) the filing of financing statements under the Uniform Commercial Code and (iii) any necessary filings with the U.S. Copyright Office and the U.S. Patent and Trademark Office.

     4.7. Solvency.  Borrower is Solvent and will be Solvent upon the completion
          --------
of all transactions contemplated to oc-cur on or before the date of this Agreement (including, without limitation, the Loans to be made on the date of this Agreement).

     4.8.  Financial  Data.  Borrower has provided to TBCC complete and accurate
           ---------------
Financial Statements, which have been prepared in accordance with GAAP consis-tently applied throughout the periods involved and fairly present the financial position and results of operations of Borrower for each of the periods covered, subject, in the case of any quarterly financial statements, to normal year end adjustments and the absence of notes. Borrower has no Contingent
Obligation or liability for taxes, unrealized losses, unusual forward or long-term commitments or long-term leases, which is not reflected in such Financial Statements or the footnotes thereto. Since the last date covered by such Financial Statements, there has been no sale, transfer or other disposition by Borrower of any mate-rial part of its business or property and no purchase or other acquisition of any business or property (including any capi-tal stock of any other Person) material in relation to the fi-nancial condition of Borrower at said date. Since said date, (i) there has been no change, occurrence, development or event which has had or could reasonably be expected to have a Material Adverse Effect and (ii) none of the capital stock of Borrower has been redeemed, retired, purchased or other-wise acquired for value by Borrower.

     4.9.  Accuracy  and  Completeness  of  Information.  All data,  reports and
           --------------------------------------------
information previously, now or hereafter furnished by or on behalf of Borrower to TBCC or the Auditors are or will be true and accurate in all material respects on the date as of which such data, reports and in-formation are dated or certified, and not incomplete by omit-ting to state any material fact necessary to make such data, reports and information not materially misleading at such time. There are no facts now known to Borrower which in-dividually or in the aggregate would reasonably be expected to have a Material Adverse Effect and which have not been disclosed in writing to TBCC.

     4.10. No Joint  Ventures,  Partnerships  or  Subsidiaries.  Borrower is not
            -----------------------------------------------
engaged in any joint venture or partnership with any other Person. Borrower has no Subsidiaries.

     4.11.  Corporate  and Trade Name.  During the past five years, Borrower has
            -------------------------
not been known by or used any other corporate, trade or fictitious name except for its name as set forth on the signature page of this Agreement and the other names specified in the Schedule.

     4.12. No Actual or Pending Material Modification of Business.  There exists
           -------------------------------------------------------
no actual or, to the best of Borrower's knowledge after due inquiry, threatened termina-tion, cancellation or limitation of, or any modification or change in the business relationship of Borrower with any customer or group of customers whose purchases individu-ally or in the aggregate are material to the operation of Borrower's business or with any material supplier.

     4.13. No Broker's or Finder's  Fees. No broker or finder brought about this
          --------------------------------
Agreement or the Loans. No broker's or finder's fees or commissions will be payable by Borrower to any Person in connection with the transactions contem-plated by this Agreement.

     4.14.  Taxes and Tax Returns.  Borrower has properly  completed  and timely
            ----------------------
filed all income tax returns it is re-quired to file. The information filed is complete and accu-rate in all material respects. All deductions taken in such


TBCC                                              LOAN  AND  SECURITY  AGREEMENT
--------------------------------------------------------------------------------
income tax returns are appropriate and in accordance with applicable laws and regulations, except deductions that may have been disallowed but are being challenged in good faith and for which adequate reserves have been made in accor-dance with GAAP. All taxes, assessments, fees and other governmental charges for periods beginning prior to the date of this Agreement have been timely paid (or, if not yet due, adequate reserves therefor have been established in accordance with GAAP) and Borrower has no liability for taxes in excess of the amounts so paid or reserves so established. No deficiencies for taxes have been claimed, proposed or assessed by any taxing or other Governmental Authority against Borrower and no no-tice of any tax Lien has been filed. There are no pending or threatened audits, investigations or claims for or relating to any liability for taxes and there are no matters under discus-sion with any Governmental Authority which could result in an additional liability for taxes. No extension of a statute of limitations relating to taxes, assessments, fees or other governmental charges is in effect with respect to Borrower. Borrower is not a party to and does not have any obligations under any written tax sharing agreement or agreement regarding payments in lieu of taxes.

     4.15. No Judgments or Litigation.  Except as set forth in the Schedule,  no
           --------------------------
judgments, orders, writs or decrees are outstanding against Borrower, nor is there now pending or, to the knowledge of Borrower after due inquiry, threatened litigation, contested claim, investiga-tion, arbitration, or governmental proceeding by or against Borrower that (i) could individually or in the aggregate be likely in the reasonable business judgment of TBCC to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement, any other Loan Document or the consummation of the transactions contemplated hereby or thereby.

     4.16.  Investments;  Contracts.  Borrower (i) has not committed to make any
            -----------------------
Investment; (ii) is not a party to any indenture, agreement, contract, instrument or lease or subject to any charter, by-law or other corporate restriction or any injunction, order, restriction or decree, which would materially and adversely affect its business, operations, as-sets or financial condition; (iii) is not a party to any take or pay contract as to which it is the purchaser; or (iv) has no material contingent or long-term liability, including management contracts (excluding employment contracts of full-time individual officers or employees), which could have a Material Adverse Effect.

     4.17. No Defaults;  Legal Compliance.  Borrower is not in default under any
           -----------------------
term of any Material Contract or in vio-lation of any Requirement of Law, nor is Borrower subject to any investigation with respect to a claimed violation of any Requirement of Law.

     4.18.  Rights in Collateral;  Priority of Liens. All Collateral is owned or
            -----------------------------------------
leased by Borrower, free and clear of any and all Liens in favor of third parties, other than Permitted Liens. The Liens granted to TBCC pur-suant to the Loan Documents constitute valid, enforceable and perfected first-priority Liens on the Collateral, except for Permitted Liens.

     4.19.  Intellectual Property. Set forth in the written  Representations and
            ----------------------
Warranties of Borrower previously delivered to TBCC is a complete and accurate list of all patents, trademarks, trade names, service marks and copyrights (registered and unregistered), and all applications therefor and licenses thereof, of Borrower. Borrower owns or licenses all material patents, trademarks, service-marks, logos, trade-names, trade secrets, know-how, copyrights, or licenses and other rights with respect to any of the foregoing, which are necessary or advisable for the operation of its business as presently conducted or proposed to be conducted. To the best of its knowledge after due inquiry, Borrower has not in-fringed any patent, trademark, service-mark, tradename, copyright, license or other right owned by any other Person by the sale or use of any product, process, method, sub-stance, part or other material presently contemplated to be sold or used, where such sale or use would reasonably be expected to have a Material Adverse Effect and no claim or litigation is pending, or to the best of Borrower's knowl-edge, threatened against or affecting Borrower that contests its right to sell or use any such product, process, method, substance, part or other material.

     4.20. Labor Matters. There are no existing or threatened strikes,  lockouts
           -------------
or other disputes relating to any collective bargaining or similar agreement to which Borrower is a party which would, individually or in the aggregate, be rea-sonably likely to have a Material Adverse Effect.

     4.21.  Licenses and Permits.  Borrower has obtained and holds in full force
            ---------------------
and effect, all franchises, licenses, leases, permits, certificates, authorizations, qualifications, ease-ments, rights of way and other rights and approvals which are necessary or advisable for the operation of its business as presently conducted and as proposed to be conducted, except where the failure to possess any of the foregoing (individually or in the aggregate) would not have a Material Adverse Effect.

     4.22.  Government  Regulation.  Borrower is not subject to regulation under
             ----------------------
the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, the Investment Company Act of 1940, or any other Requirement of Law that limits its ability to in-cur indebtedness or its ability to consummate the transac-tions contemplated by this Agreement and the other Loan Documents.

     4.23. Business and Properties.  The business of Borrower is not affected by
           -----------------------
any fire, explosion, accident, strike, lock-out or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casu-alty (whether or not covered by insurance) that could reason-ably be expected to have a Material Adverse Effect.


TBCC                                              LOAN  AND  SECURITY  AGREEMENT
--------------------------------------------------------------------------------

     4.24.  Affiliate  Transactions.  Borrower is not a party to or bound by any
            -----------------------
agreement or arrangement (whether oral or written) to which any Affiliate of Borrower is a party except (i) in the ordinary course of and pursuant to the reasonable requirements of the business of Borrower and (ii) upon fair and reasonable terms no less favorable to Borrower than it could obtain in a comparable arm's-length transaction with an unaffiliated Person.

     4.25. Survival of Representations.  All representations made by Borrower in
            ---------------------------
this Agreement and in any other Loan Document executed and delivered by it in connection here-with shall survive the execution and delivery hereof and thereof and the closing of the transactions contemplated hereby and thereby.

5.  AFFIRMATIVE  COVENANTS OF THE BORROWER.  Until termination of this Agreement
    --------------------------------------
and  payment  and  satis-faction  of  all  Obligations:

     5.1.  Corporate  Existence.  Borrower  shall  (i)  maintain  its  corporate
           --------------------
existence, (ii) maintain in full force and effect all material licenses, bonds, franchises, leases, trademarks, qualifications and authorizations to do business, and all ma-terial patents, contracts and other rights necessary or advis-able to the profitable conduct of its business, and (iii) continue in, and limit its operations to, the same lines of business as presently conducted by it.

     5.2.  Maintenance of Property.  Borrower shall keep all property useful and
           -------------------------
necessary to its business in good work-ing order and condition (ordinary wear and tear excepted) in accordance with its past operating practices.

     5.3. Affiliate Transactions.  Borrower shall conduct trans-actions with any
          -----------------------
of its Affiliates on an arm's-length basis or other basis no less favorable to Borrower and which are ap-proved by the board of directors of Borrower.

     5.4. Taxes. Borrower shall pay when due (i) all tax as-sessments, and other
          -----
governmental  charges and levies im-posed  against it or any of its property and
(ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that, unless such tax as-sessment, charge, levy or claim has become a Lien on any of the property of Borrower, it need not be paid if it is being contested in good faith, by appropriate proceedings dili-gently conducted and an adequate reserve or other appropriate provision shall have been made therefor as required in accor-dance with GAAP.

     5.5.  Requirements  of Law.  Borrower shall comply with all Requirements of
           --------------------
Law applicable to it, including, without limitation, all applicable Federal, State, local or foreign laws and regulations, including, without limitation, those relating to environmental matters, employee matters, the Employee Retirement Income Security Act of 1974, and the collection, payment and deposit of employees' income, un-employment and social security taxes, provided that Borrower shall not be deemed in violation hereof if Borrower's failure to comply with any of the foregoing would not require more than $50,000 to cure the same.

     5.6.  Insurance.   Borrower  shall  maintain  public  liability  insurance,
           ---------
business interruption insurance, third party prop-erty damage insurance and replacement value insurance on its assets (including the Collateral) under such policies of insurance, with such insurance companies, in such amounts and covering such risks as are at all times satisfactory to TBCC in its commercially reasonable judgment, all of which policies covering the Collateral shall name TBCC as an additional insured and lender loss payee in case of loss, and contain other provisions as TBCC may reasonably require to protect fully TBCC's interest in the Collateral and any payments to be made under such policies

* EXCEPT THAT, PROVIDED NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED, TBCC SHALL RELEASE TO THE BORROWER INSURANCE PROCEEDS WITH RESPECT TO EQUIPMENT TOTALING LESS THAN $500,000, PROVIDED THAT PROCEDURES, ACCEPTABLE TO TBCC, ARE
                       --------
ESTABLISHED FOR THE USE AND DISBURSEMENT OF SUCH PROCEEDS FOR THE REPLACEMENT OF THE EQUIPMENT WITH RESPECT TO WHICH THE INSURANCE PROCEEDS WERE PAID


     5.7. Books and Records; Inspections.  Borrower shall (i) maintain books and
          ------------------------------
records (including computer records) pertaining to the Collateral in such detail, form and scope as is consistent with good business practice and (ii) provide TBCC and its agents access to the premises of Borrower at any time and from time to time, during normal business hours and upon reasonable notice under the cir-cumstances, and at any time on and after the occurrence of a Default or Event of Default, for the purposes of (A) inspecting and verifying the Collateral, (B) inspecting and copying (at Borrower's expense) any and all records per-taining thereto, and (C) discussing the affairs, finances and business of Borrower with any officer, employee or director of Borrower or with the Auditors. Borrower shall reimburse TBCC for the reasonable travel and related expenses of TBCC's employees or, at TBCC's option, of such outside accountants or examiners as may be retained by TBCC to verify or inspect Collateral, records or documents of Borrower on a regular basis or for a special inspection if TBCC deems the same appropriate. If TBCC's own employees are used, Borrower shall also pay therefor $600 per person per day (or such other amount as shall repre-sent TBCC's then current standard charge for the same), or, if outside examiners or accountants are used, Borrower shall also pay TBCC such sum as TBCC may be obligated to pay as fees therefor.

     5.8.  Notification  Requirements.  Borrower  shall give TBCC the  following
           -------------------------
notices and other documents:

     (a) Notice of  Defaults.  Borrower  shall give TBCC  written  notice of any
         -------------------
Default or Event of Default within two Business Days after becoming aware of the same.

     (b) Proceedings or Adverse Changes. Borrower shall give TBCC written notice
         -------------------------------
of any of the following, promptly, and in any event within five Business Days after Borrower becomes aware of any of the following: (i) any proceeding being instituted or threatened by or against it in any federal, state, local or foreign court or before any com-mission or other regulatory body involving a


TBCC                                              LOAN  AND  SECURITY  AGREEMENT
--------------------------------------------------------------------------------
sum, together with the sum involved in all other similar proceedings, in excess of * in the aggregate, (ii) any order, judgment or decree being entered against Borrower or any of its prop-erties or assets involving a sum, together with the sum of all other orders, judgments or decrees, in excess of * in the aggregate, and (iii) any actual or prospective change, de-velopment or event which has had or could reasonably be expected to have a Material Adverse Effect.

     * $200,000

     (c) Change of Name or Chief Executive Office;  Opening Additional Places of
         -----------------------------------------------------------------------
Business.  Borrower shall give TBCC at least 30 days prior written notice of any
--------
change of Borrower's corporate name or its chief execu-tive office or of the opening of any additional place of busi-ness.

     (d)  Casualty  Loss.  Borrower  shall (i) provide  written  notice to TBCC,
          --------------
within ten Business Days, of any material damage to, the destruction of or any other material loss to any asset or property owned or used by Borrower other than any such asset or property with a net book value (individually or in the aggregate) less than * or any condemnation, confiscation or other taking, in whole or in part, or any event that otherwise diminishes so as to render impracticable or unreasonable the use of such asset or prop-erty owned or used by Borrower together with the amount of the damage, destruction, loss or diminution in value and (ii) diligently file and prosecute its claim or claims for any award or payment in connection with any of the forego-ing.

     * $100,000

     (e)  Intellectual  Property.  Borrower  shall give TBCC  written
          ----------------------
notice, on a quarterly basis, of any copyright registration made by it, any rights Borrower may obtain to any copyrightable works, new trademarks or any new patentable inventions, and of any renewal or extension of any trademark registration, or if it shall otherwise become entitled to the benefit of any patent or patent application or trademark or trademark application. (f) Deposit Accounts and Security Accounts. Borrower shall promptly give TBCC written notice of the opening of any new bank account or other deposit account, and any new securities account.

     * , ON A QUARTERLY BASIS,

     5.9.  Qualify  to  Transact  Business.  Borrower  shall qualify to transact
           -------------------------------
business as a foreign corporation in each jurisdic-tion where the nature or extent of its business or the owner-ship of its property requires it to be so qualified or autho-rized and where failure to qualify or be authorized would have a Material Adverse Effect.

     5.10.  Financial  Reporting.  Borrower  shall  timely  deliver  to TBCC the
            --------------------
following financial information: the information set forth in the Schedule, and, when requested by TBCC in its good-faith judgment, any further in-formation respecting Borrower or any Collateral. Borrower authorizes TBCC to communicate directly with its officers, employees and Auditors and to examine and make abstracts from its books and records. Borrower authorizes its Auditors to disclose to TBCC any and all financial statements, work papers and other information of any kind that they may have with respect to Borrower and its busi-ness and financial and other affairs. Borrower shall deliver a letter addressed to the Auditors requesting them to comply with the provisions of this paragraph when requested by TBCC.

     5.11.  Payment of Liabilities.  Borrower shall pay and  dis-charge,  in the
            -----------------------
ordinary course of business, all Indebtedness, except where the same may be contested in good faith by appropriate proceedings and adequate reserves with respect thereto have been provided on the books and records of Borrower in accordance with GAAP.

     5.12. Patents,  Trademarks, Etc. Borrower shall do and cause to be done all
           -------------------------
things necessary to preserve, maintain and keep in full force and ef-fect all of its registrations of trademarks, service marks and other marks, trade names and other trade rights, patents, copyrights and other intellectual property in accordance with prudent business practices.

     5.13. Proceeds of Collateral.  *  limiting any of  the  other terms of this
           ------------------------
Agreement, and without implying any consent to any sale or other transfer of Collateral in viola-tion of any provision of this Agreement, Borrower shall de-liver to TBCC all proceeds of any sale or other trans-fer or disposition of any Collateral, immediately upon re-ceipt of the same and in the same form as received, with any necessary endorsements, and Borrower will not commingle any such proceeds with any of its other funds or property, but will segregate them from the other assets of Borrower and will hold them in trust and for the account and as the property of TBCC.

* SUBJECT TO THE TERMS AND CONDITIONS OF THE STREAMLINE AGREEMENT OF EVEN DATE HEREWITH, SALES OF EQUIPMENT AS OTHERWISE PERMITTED HEREUNDER AND SALES OF INVENTORY IN THE ORDINARY COURSE OF BUSINESS, AND WITHOUT

     5.14.  Solvency.  Borrower  shall  be  Solvent  at  all  times.
            --------

6.  Negative  Covenants.  Until  termination  of  this Agreement and payment and
    -------------------
satisfaction  of  all  Obligations:

     6.1.  Contingent  Obligations.  Borrower  will not, directly or indirectly,
           -----------------------
incur, assume, or suffer to exist any Contingent Obligation, excluding indemnities given in connection with this Agreement or the other Loan Documents in favor of TBCC or in connection with the sale of Inventory or other asset dispositions permitted hereunder.

     6.2. Corporate Changes.  Borrower will not, directly or  indirectly,  merge
          -----------------
or consolidate with any Person, or liqui-date or dissolve (or suffer any liquidation or dissolution). If TBCC fails to so provide its written consent for any contemplated corporate changes, then such an occurrence shall constitute a "Consent Condition" for purposes of all Term Notes and repayment thereof.

     *  WITHOUT THE WRITTEN CONSENT OF TBCC,

     ** IF TBCC FAILS TO SO PROVIDE ITS WRITTEN CONSENT FOR ANY CONTEMPLATED CORPORATE CHANGES, THEN SUCH AN OCCURRENCE SHALL CONSTITUTE A "CONSENT
CONDITION"  FOR  PURPOSES  OF  ALL  TERM  NOTES  AND  REPAYMENT  THEREOF.


TBCC                                              LOAN  AND  SECURITY  AGREEMENT
--------------------------------------------------------------------------------

     6.3. Change in Nature of Business. Borrower will not at any time make any material change in the lines of its busi-ness as carried on at the date of this Agreement or enter into any new line of business , other than business relating to or arising in connection with the Borrower's current line of business.

     * , OTHER THAN BUSINESS RELATING TO OR ARISING IN CONNECTION WITH THE BORROWER'S CURRENT LINE OF BUSINESS

     6.4. Sales of Assets. Borrower will not, directly or indi-rectly, in any fiscal year, sell, transfer or otherwise dispose of any assets, or grant any option or other right to purchase or otherwise acquire any assets other than (i) Equipment with an aggregate value of less than $100,000 * the proceeds of which shall be paid to TBCC and applied to the Obligations, (ii) sales of Inventory in the ordinary course of business and (iii) licenses or sublicenses on a non-exclusive basis of intellectual property in the ordinary course of Borrower's business.

     *100,000

     6.5. Cancellation of Debt. Borrower will not cancel any claim or debt owed to it, except in the ordinary course of business.

     6.6. Loans to Other Persons. Borrower will not at any time make loans or advance any credit (except to trade debtors in the ordinary course of business) to any Person in excess of $25,000 in the aggregate at any time for all such loans.

     6.7. Liens. Borrower will not, directly or indirectly, at any time create, incur, assume or suffer to exist any Lien on or with respect to any of the Collateral, other than: Liens created hereunder and by any other Loan Document; and Permitted Liens, provided that the aggregate amount of debt relating to Purchase Money Liens with respect to Equipment shall not exceed $4,000,000 outstanding at any one time.

     * , PROVIDED THAT THE AGGREGATE AMOUNT OF DEBT RELATING TO PURCHASE MONEY LIENS WITH RESPECT TO EQUIPMENT SHALL NOT EXCEED $4,000,000 OUTSTANDING AT ANY ONE TIME

     6.8. Dividends, Stock Redemptions. Borrower will not, directly or indirectly, pay any dividends or distributions on, purchase, redeem or retire any shares of any class of its capi-tal stock or any warrants, options or rights to purchase any such capital stock, whether now or hereafter outstanding ("Stock"), or make any payment on account of or set apart assets for a sinking or other analogous fund for, the pur-chase, redemption, defeasance, retirement or other acquisi-tion of its Stock, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Borrower, except for dividends paid solely in stock of the Borrower, provided that, so long as no Default or Event of Default is then occurring that relates to or arises from the failure of Borrower to make payment on the Obligations, then Borrower shall be permitted to pay dividends on its preferred stock in an aggregate amount not to exceed $800,000 per calendar year; provided, further, that, in any event, Borrower may issue dividends in common stock of the Borrower without the consent of TBCC

     *  ,  PROVIDED  THAT,  SO  LONG  AS  NO DEFAULT OR EVENT OF DEFAULT IS THEN
           --------
OCCURRING THAT RELATES TO OR ARISES FROM THE FAILURE OF BORROWER TO MAKE PAYMENT ON THE OBLIGATIONS, THEN BORROWER SHALL BE PERMITTED TO PAY DIVIDENDS ON ITS PREFERRED STOCK IN AN AGGREGATE AMOUNT NOT TO EXCEED $800,000 PER CALENDAR YEAR; PROVIDED, FURTHER, THAT, IN ANY EVENT, BORROWER MAY ISSUE DIVIDENDS IN COMMON
--------   -------
STOCK  OF  THE  BORROWER  WITHOUT  THE  CONSENT  OF  TBCC

     6.9. Investments in Other Persons. Without the written consent of TBCC, Borrower will not, directly or indirectly, at any time make or hold any Investment in any Person (whether in cash, securities or other property of any kind) other than Investments in Cash Equivalents. If TBCC fails to so provide its written consent for any contemplated corporate changes, then such an occurrence shall constitute a "Consent Condition" for purposes of all Term Notes and the repayment thereof.

     *  WITHOUT  THE  WRITTEN  CONSENT  OF  TBCC,

     ** IF TBCC FAILS TO SO PROVIDE ITS WRITTEN CONSENT FOR ANY CONTEMPLATED CORPORATE CHANGES, THEN SUCH AN OCCURRENCE SHALL CONSTITUTE A "CONSENT
CONDITION"  FOR  PURPOSES  OF  ALL  TERM  NOTES  AND  THE  REPAYMENT  THEREOF.

     6.10. Partnerships; Subsidiaries; Joint Ventures; Management Contracts. Without the written consent of TBCC, Borrower will not at any time cre-ate any direct or indirect Subsidiary, enter into any joint venture or similar arrangement or become a partner in any general or limited partnership or enter into any management contract (other than an employment contract for the em-ployment of an officer or employee entered into in the regu-lar course of Borrower's business) permitting third party management rights with respect to Borrower's business. If TBCC fails to so provide its written consent for any contemplated corporate changes, then such an occurrence shall constitute a "Consent Condition" for purposes of all Term Notes and the repayment thereof.

     6.11. Fiscal Year. Borrower will not change its fiscal year.
           ------------

     6.12. Accounting Changes.  Borrower will not at any time make or permit any
           ------------------
change in accounting policies or reporting practices, except as required by GAAP.

     6.13.  Broker's  or  Finder's  Fees.  Borrower  will not pay or  incur  any
            ----------------------------
broker's or finder's fees in connection with this Agreement or the transactions contemplated hereby.

     6.14.  Unusual  Terms of Sale.  Borrower will not sell goods or products on
            ----------------------
extended terms, consignment terms, on a progress billing or bill and hold basis, or on any other unusual terms.

     6.15. Amendments of Material Contracts. Without the written consent of TBCC
           --------------------------------
(which will not be unreasonably withheld), Borrower will not amend, modify, cancel or terminate, or permit the amendment, modification, cancellation or termination of, any Material Contract, if such amendment, modification, cancellation or termination could have a Material Adverse Effect.

     * WITHOUT THE WRITTEN CONSENT OF TBCC (WHICH WILL NOT BE UNREASONABLY WITHHELD),

     6.16. Sale and Leaseback Obligations. Borrower will not at any time create,
           ------------------------------
incur or assume any obligations as lessee for the rental of real or personal property in connection with any sale and leaseback transaction.

     6.17.  Acquisition of Stock or Assets.  Borrower will not acquire or commit
            ------------------------------
or agree to acquire all or any stock, secu-rities or assets of any other Person other than Inventory and Equipment acquired in the ordinary course of business.


TBCC                                              LOAN  AND  SECURITY  AGREEMENT
--------------------------------------------------------------------------------

7.  Events  of  Default.
    -------------------

     7.1. Events of Default. The occurrence of any of the fol-lowing events shall constitute an Event of Default:

     (a) Borrower shall fail to pay any principal, interest, fees, expenses or other Obligations when payable, whether at stated maturity, by acceleration, or otherwise within 5 calendar days of the date due; or

     *  WITHIN  5  CALENDAR  DAYS  OF  THE  DATE  DUE

     (b) Borrower shall default in the performance or ob-servance of any agreement, covenant, condition, provision or term contained in Section 1.1, 1.2, 1.4, 3.3, 5.7, 5.13, 6 (and its Sections and subsections), or 8.1 of this Agreement, or Borrower shall fail to perform any non-monetary Obligation which by its nature cannot be cured; or

     (c) Borrower shall default in the performance or observance of any other agreement, covenant, condition, provision or term of this Agreement (other than those referred to in Section

     (d) Borrower or any Guarantor shall dissolve, wind up or otherwise cease to conduct its business; or

     (e) Borrower or any Guarantor shall become the subject of (i) an Insolvency Event except as set forth in clause (e) of the def-inition of Insolvency Event or (ii) an Insolvency Event as set forth in clause (e) of the definition of Insolvency Event that is not dismissed within sixty days; or

     (f) any representation or warranty made by or on behalf of Borrower or any Guarantor to TBCC, under this Agreement or oth-erwise, shall be incorrect or misleading in any material re-spect when made or deemed made; or

     (g) A change in the ownership or control of more than 30% of the voting stock of the Borrower compared to such ownership on the date of this Agreement other than for changes in the foregoing percentages arising from issuances of new equity securities or the conversion of preferred stock of the Borrower to common shares of Borrower; or

     *  30%

     ** OTHER THAN FOR CHANGES IN THE FOREGOING PERCENTAGES ARISING FROM ISSUANCES OF NEW EQUITY SECURITIES OR THE CONVERSION OF PREFERRED STOCK OF THE BORROWER TO COMMON SHARES OF BORROWER

     (h) any judgment or order for the payment of money shall be rendered against Borrower in an aggregate amount of $100,000 or more and shall not be stayed, vacated, bonded or discharged within thirty days, provided that any liens in any Collateral arising from any such judgments or orders do not attain a higher priority than the liens of TBCC therein; or

     *  IN  AN  AGGREGATE  AMOUNT  OF  $100,000  OR  MORE

     ** , PROVIDED THAT ANY LIENS IN ANY COLLATERAL ARISING FROM ANY SUCH JUDGMENTS OR ORDERS DO NOT ATTAIN A HIGHER PRIORITY THAN THE LIENS OF TBCC THEREIN

     (i) any defined "Event of Default" shall occur under any other Loan Document; or Borrower or any Guarantor shall deny or disaffirm its obligations un-der any of the Loan Documents or any Liens granted in connection therewith or shall otherwise challenge any of its obligations under any of the Loan Documents; or any Liens granted in any of the Collateral shall be determined to be void, voidable or invalid, are subordinated or are not given the priority contemplated by this Agreement; or

     (j) any Loan Document shall for any reason cease to create a valid and perfected Lien on the Collateral purported to be covered thereby, of first priority (except for Permitted Liens); or

     (k) the Auditors for Borrower shall deliver a Qualified opinion on any Financial Statement; or

     (l) Borrower or any Guarantor (i) shall fail to pay any Indebtedness owing to TBCC under any other agreement with TBCC or note or instrument in favor of TBCC, when due (whether at scheduled maturity or by required prepayment, acceleration, demand or otherwise), or (ii) shall otherwise be in breach of or default in any of its obligations under any such agreement, note or instrument with respect to any such Indebtedness; or

     (m) Borrower or any Guarantor (i) shall fail to pay any Indebtedness in excess of $200,000 * owing to any Person other than TBCC or any interest or premium thereon, when due (whether at scheduled maturity or by required prepayment, acceleration, demand or otherwise), or (ii) shall otherwise be in breach or default in any of its obligations under any agreement with respect to any such Indebtedness, if the effect of such breach, default or failure to pay is to cause such Indebtedness to become due or redeemed or permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to declare such Indebtedness due or require such Indebtedness to be redeemed prior to its stated maturity; or

     *  $200,000

     (n) the occurrence of any event or condition that, in TBCC's judgment, could reasonably be expected to have a Material Adverse Effect. TBCC may cease making any Loans hereunder during any of the above cure periods, and thereafter if any Event of Default has occurred and is continuing.

     7.2. Remedies.  Upon the occurrence and during the con-tinuance of an Event
          --------
of Default, TBCC shall have all rights and remedies under applicable law and the Loan Documents, and TBCC may do any or all of the fol-lowing:

     (a) Declare all Obligations to be imme-diately due and payable (except with respect to any Event of Default with respect to Borrower set forth in Section

     (b) Cease making any Loans or other extensions of credit to Borrower of any kind;

     (c) Take possession of all documents, instruments, files and records (including the copying of any computer records) relating to the Receivables or other Collateral and use (at the expense of Borrower) such supplies or space of Borrower at Borrower's places of business necessary to administer and collect the Receivables and other Collateral;


TBCC                                              LOAN  AND  SECURITY  AGREEMENT
--------------------------------------------------------------------------------

     (d) Accelerate or extend the time of payment, compro-mise, issue credits, or bring suit on the Receivables and other Collateral (in the name of Borrower or TBCC) and otherwise administer and collect the Receivables and other Collateral;

     (e) Collect, receive, dispose of and realize upon any Investment Property, including withdrawal of any and all funds from any securities accounts;

     (f) Sell, assign and deliver the Receivables and other Collateral, with or without advertisement, at public or pri-vate sale, for cash, on credit or otherwise, subject to appli-cable law;

     (g) Foreclose on the security interests created pursuant to the Loan Documents by any available procedure, take pos-session of any or all of the Collateral, with or without judi-cial process and enter any premises where any Collateral may be located for the purpose of taking possession of or removing the same; and

     (h) Bid or become a purchaser at any sale, free from any right of redemption, which right is ex-pressly waived by Borrower, if permitted under applicable law. If notice of intended disposition of any Collateral is required by law, it is agreed that ten days' notice shall con-stitute reasonable notification. Borrower will assemble the Collateral and make it available at such locations as TBCC may specify, whether at the premises of Borrower or elsewhere, and will make available to TBCC the premises and facilities of Borrower for the purpose of TBCC's taking possession of or removing the Collateral or putting the Collateral in salable form.

     (i) Borrower recognizes that TBCC may be unable to make a public sale of any or all of the Investment Property, by reasons of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale.

     7.3.  Receivables.  Upon  the  occurrence  and during the continuance of an
           -----------
Event of Default, or at any time that TBCC believes in good faith that fraud has occurred or that Borrower has failed to deliver the proceeds of Receivables or other Collateral to TBCC as may be required by this Agreement from time to time or any other Loan Document, TBCC may (i) settle or adjust disputes or claims di-rectly with account debtors for amounts and upon terms which it considers advisable, and (ii) notify account debtors on the Receivables and other Collateral that the Receivables and Collateral have been assigned to TBCC, and that payments in respect thereof shall be made directly to TBCC. If an Event of Default has occurred and is continuing or TBCC reasonably believes in good faith that fraud has occurred, or that Borrower has failed to deliver the proceeds of Receivables or other Collateral to TBCC as required by this Agreement or any other Loan Document, Borrower hereby irrevocably authorizes and appoints TBCC, or any Person TBCC may designate, as its attorney-in-fact, at Borrower's sole cost and expense, to exercise, all of the following powers, which are coupled with an interest and are irrevocable, until all of the Obligations have been indefeasibly paid and satisfied in full in cash: (A) to receive, take, endorse, sign, assign and de-liver, all in the name of TBCC or Borrower, any and all checks, notes, drafts, and other documents or instruments relating to the Collateral; (B) to receive, open and dispose of all mail addressed to Borrower and to notify postal au-thorities to change the address for delivery thereof to such address as TBCC may designate; and (C) to take or bring, in the name of TBCC or Borrower, all steps, actions, suits or proceedings deemed by TBCC neces-sary or desirable to enforce or effect collection of Receivables and other Collateral or file and sign Borrower's name on a proof of claim in bankruptcy or similar docu-ment against any obligor of Borrower.

     7.4.  Right of Set off.  In  addition to all rights of offset that TBCC may
           ----------------
have under applicable law, upon the occurrence and during the continuance of any Event of Default, and whether or not TBCC has made any de-mand or the Obligations of Borrower have matured, TBCC shall have the right to appropriate and apply to the payment of the Obligations of Borrower all deposits and other obligations then or thereafter owing by TBCC to or for the credit or the account of Borrower. In the event that TBCC exercises any of its rights under this Section, TBCC shall provide notice to Borrower of such exercise, provided that the failure to give such notice shall not affect the validity of the exercise of such rights.

     7.5. License for Use of Software and Other Intellectual Property. After the
          --------------------------------------------------------------
occurrence and during the continuance of an Event of Default, unless expressly prohibited by any licensor thereof, TBCC is hereby granted a license to use all computer software programs, data bases, processes, trademarks, tradenames and materials used by Borrower in connection with its businesses or in connection with the Collateral.

     7.6.  No  Marshalling;  Deficiencies;  Remedies  Cumulative.  The net  cash
              --------------------------------------------------
proceeds resulting from TBCC's exercise of any of its rights with respect to Collateral, including any and all Collections (after deducting all of TBCC's reasonable expenses related thereto), shall be applied by TBCC to such of the Obligations in such order as TBCC shall elect in its sole and absolute discretion, whether due or to become due. Borrower shall remain liable to TBCC for any defi-ciencies and TBCC shall remit to Borrower or its successor or assign, any surplus resulting therefrom. The remedies specified in this Agreement are cumulative, may be exercised in such order and with respect to such Collateral as TBCC may deem desirable and are not intended to be exclusive, and the full or partial exercise of any of them shall not preclude the full or partial exercise of any other available remedy under this Agreement, under any other Loan Document, at equity or at law.


TBCC                                              LOAN  AND  SECURITY  AGREEMENT
--------------------------------------------------------------------------------

     7.7.  Waivers.  Borrower  hereby  waives any bonds,  secu-rity  or sureties
           -------
required by any statute, rule or any other law as an incident to any taking of possession by TBCC of any Collateral. Borrower also waives any damages (direct, consequential or otherwise) occasioned by the en-forcement of TBCC's rights under this Agreement or any other Loan Document including the taking of posses-sion of any Collateral or the giving of notice to any account debtor or the collection of any Receivable or other Collateral (other than damages that are the result of acts or omissions constituting gross negligence or willful miscon-duct of TBCC). These waivers and all other waivers provided for in this Agreement and the other Loan Documents have been negotiated by the parties and Borrower acknowledges that it has been represented by counsel of its own choice and has consulted such counsel with respect to its rights hereunder.

     7.8.  Right to Make  Payments.  In the event  that  Borrower  shall fail to
           -----------------------
purchase or maintain insurance re-quired hereunder, or to pay any tax, assessment, government charge or levy, except as the same may be otherwise permit-ted hereunder, or in the event that any Lien prohibited hereby shall not be paid in full or discharged, or in the event that Borrower shall fail to perform or comply with any other covenant, promise or obligation to TBCC here-under or under any other Loan Document, TBCC may (but shall not be required to) perform, pay, satisfy, discharge or bond the same for the account of Borrower, and all amounts so paid by TBCC shall be treated as a Loan hereunder to Borrower and shall constitute part of the Obligations.

8.  Assignments  and  Participations.
    --------------------------------

     8.1. Assignments.  Borrower shall not assign this Agreement or any right or
          -----------
obligation hereunder without the prior written consent of TBCC. TBCC may assign (without the consent of Borrower) to one or more Persons all or a portion of its rights and obligations under this Agreement and the other Loan Documents.

     8.2. Participations. TBCC may sell participations in or to all or a portion
          --------------
of  its  rights  and  obligations  under  this  Agreement  (including,   without
limitation, all or a por-tion of the Loans); provided, however, that TBCC's obligations under this Agreement shall remain unchanged.

     8.3.  Disclosure.  TBCC may, in connection with any permitted assignment or
           ----------
participation or proposed as-signment or participation pursuant to this Agreement, dis-close to the assignee or participant or proposed assignee or participant any information relating to Borrower furnished to TBCC by or on behalf of Borrower.

9.  DEFINITIONS.
    -----------

     9.1.  General  Definitions.  As used herein, the following terms shall have
           --------------------
the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined):

     (a)  Affiliate  means  as  to  any Person, any other Person who directly or
          ---------
indirectly controls, is under common control with, is controlled by or is a director or officer of such Person. As used in this definition, "control" (including its correlative meanings, "controlled by" and "un-der common control with") means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of vot-ing securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person who owns directly or indirectly twenty percent (20%) or more of the securities having ordinary voting power for the election of the members of the board of direc-tors or other governing body of a corporation or twenty per-cent (20%) or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corpo-ration, partnership or other Person.

     (b) Agreement  means  this  Loan  and  Security  Agreement,   as  amended,
         ---------
supplemented or otherwise modi-fied from time to time.

     (c) Auditors  means a nationally  recognized  firm of  in-dependent  public
         --------
accountants selected by Borrower and rea-sonably satisfactory to TBCC.

     (d)  Bankruptcy  Code means  Title 11 of the United  States  Code  entitled
          ----------------
"Bankruptcy," as that title may be amended from time to time, or any successor statute.

     (e) Borrowing means a borrowing of Loans.
         ---------

     (f) Business Day means  any day other than a Saturday,  Sunday or any other
         --------
day on which commercial banks in Chicago, Illinois are re-quired or permitted by law to close.

     (g) Cash Equivalents means (i) securities issued,  guaranteed or insured by
         ---------------
the United States or any of its agencies with maturities of not more than one year from the date acquired; (ii) certificates of deposit with maturities of not more than one year from the date acquired, issued by any U.S. federal or state chartered commercial bank of recog-nized standing which has capital and unimpaired surplus in excess of $100,000,000; (iii) investments in money market funds registered under the Investment Company Act of 1940; and (iv) other instruments, commercial paper or investments acceptable to TBCC in its sole discre-tion.

     (h) Collateral  means  Receivables,  Investment  Property,  Inventory,
         ---------
Equipment, and Other Property, and all additions and acces-sions thereto and substitutions and replacements therefor and improvements thereon, and all


TBCC                                              LOAN  AND  SECURITY  AGREEMENT
--------------------------------------------------------------------------------
proceeds (whether cash or other property) and products thereof, including, without lim-itation, all proceeds of insurance covering the same and all tort claims in connection therewith, and all records, files, computer programs and files, data and writings relating to the foregoing, and all equipment containing the foregoing *.

* , PROVIDED THAT THE FOREGOING SHALL NOT INCLUDE EQUIPMENT THAT IS THE SUBJECT OF ANY PURCHASE MONEY LIEN TO THE EXTENT THE AGREEMENTS AND CONTRACTS GIVING RISE TO ANY SUCH PURCHASE MONEY LIEN PROHIBIT THE GRANT OF A SECURITY INTEREST THEREIN

     (i) Collections  means all cash, funds,  checks,  notes,  instruments,  any
         -----------
other form of remittance tendered by ac-count debtors in respect of payment of Receivables and any other payments received by Borrower with respect to any other Collateral.

     (j) Compliance  Certificate  means a certificate as to compliance  with the
         -----------------------
Obligations, on TBCC's stan-dard form (in effect from time to time).

     (k)  Contingent  Obligation  means  any  direct,  indirect,  contingent  or
          ----------------------
on-contingent guaranty or obligation for the Indebtedness of another Person, except endorsements in the ordinary course of business.

     (l) Default  means any of the events  specified in Section 7.1,  whether or
         -------
not any of the requirements for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

     (m) [Reserved]
          --------

     (n) [Reserved]
          --------

     (o)  Equipment  means  all  machinery,  equipment,  furniture,  fixtures,
          ---------
conveyors, tools, materials, storage and handling equipment, hydraulic presses, cutting equipment, computer equipment and hardware, including central process-ing units, terminals, drives, memory units, printers, key-boards, screens, peripherals and input or output devices, molds, dies, stamps, vehicles, and other equipment of every kind and nature and wherever situated now or hereafter owned by Borrower or in which Borrower may have any in-terest as lessee or otherwise (to the extent of such interest), together with all additions and accessions thereto, all re-placements and all accessories and parts therefor, all manu-als, blueprints, know-how, warranties and records in connec-tion therewith, all rights against suppliers, warrantors, manufacturers, sellers or others in connection therewith, and together with all substitutes for any of the foregoing.

     (p) Event of Default means the occurrence of any of the events specified in
         ----------------
Section 7.1.

     (q) Financial  Statements  means  the  balance  sheets,  profit  and  loss
         ---------------------
statements, statements of cash flow, and statements of changes in intercompany accounts, if any, for the period specified, prepared in accordance with GAAP and consistent with prior practices.

     (r) GAAP means generally accepted  accounting  prin-ciples set forth in the
         ----
opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pro-nouncements of the Financial Accounting Standards Board that are applicable to the circumstances as of the date of de-termination. Whenever any accounting term is used herein which is not otherwise defined, it shall be interpreted in ac-cordance with GAAP.

     (s) Good Faith  means  "good  faith" as defined in the  Uniform  Commercial
         ----------
Code, from time to time in effect in the State of Illinois.

     (t) Governing Documents means the articles or cer-tificate of incorporation
         -------------------
and by-laws of Borrower.

     (u)  Governmental  Authority  means any nation or government,  any state or
          -----------------------
other political subdivision thereof or any entity exercising executive, legislative, judicial, reg-ulatory or administrative functions thereof or pertaining thereto.

     (v) Guarantor means any present or future guarantor of any or all of the
         ---------
 Obligations.

     (w)  Indebtedness  means,  with  respect to any  Person,  as of the date of
          ------------
determination any indebtedness, liability or obligation of such Person (including without limitation obligations under capital leases and Contingent Obligations).

     (x) Insolvency Event means,  with respect to any Person,  the occurrence of
         ----------------
any of the following: (a) such Person shall be adjudicated insolvent or bankrupt, or shall generally fail to pay or admit in writing its inability to pay its debts as they become due, (b) such Person shall seek dissolution or reorganization or the appointment of a re-ceiver, trustee, custodian or liquidator for it or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, (c) such Person shall make a general assignment for the benefit of its credi-tors, or consent to or acquiesce in the appointment of a re-ceiver, trustee, custodian or liquidator for a substantial por-tion of its property, assets or business, (d) such Person shall file a voluntary petition under any bankruptcy, insol-vency or similar law or take any corporate or similar act in furtherance thereof, or (e) such Person, or a substantial por-tion of its property, assets or business shall become the subject of an involuntary proceeding or petition for its dis-solution, reorganization, and such proceeding is not dis-missed or stayed within sixty days, or the appointment of a receiver, trustee, custodian or liquidator, and such receiver is not dismissed within sixty days.

     (y) Inventory means all present and future goods in-tended for sale,  lease
         ---------
or other disposition by Borrower in-cluding, without limitation, all raw materials, work in pro-cess, finished goods and other retail inventory, goods in the possession of outside processors or other third parties, goods consigned to Borrower to the extent of its interest therein as consignee, materials and supplies of any kind, na-ture or description which are or might be used in connection with the manufacture, packing, shipping, advertising, sell-ing or finishing of any such goods, and all documents of ti-tle or documents representing the same.

     (z) Investment  in  any  Person  means,  as of the  date  of  determination
         ----------
thereof, any payment or contribution, or commitment to make a payment or contribution, by any Person including, without limitation, property contributed or committed to be contributed by any Person, on its ac-count for or in connection with its acquisition of any stock, bonds, notes, debentures, partnership or other ownership in-terest or any other security of the Person in


TBCC                                              LOAN  AND  SECURITY  AGREEMENT
--------------------------------------------------------------------------------
whom such Investment is made or any evidence of indebtedness by rea-son of a loan, advance, extension of credit, guaranty or other similar obligation for any debt, liability or indebtedness of such Person in whom the Investment is made.

     (aa) Investment Property means any and all investment property of Borrower,
          -------------------
including all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, and whether now existing or hereafter acquired or arising.

     (bb) Lien  means any  lien,  claim,  charge,  pledge,  secu-rity  interest,
          ----
assignment, hypothecation, deed of trust, mortgage, lease, conditional sale, retention of title or other preferential arrangement having substantially the same eco-nomic effect as any of the foregoing, whether voluntary or imposed by law.

     (cc) Loan Account has the meaning specified in Section 1.3.
          ------------

     (dd) Loan  Documents  means  this  Agreement  and all  present  and  future
          ---------------
documets and instruments delivered or to be delivered by Borrower or any of its Affiliates or any Guarantor under, in connection with or relating to this Agreement, or any other present or future instrument or agreement between TBCC and Borrower, as each of the same may be amended, supplemented or otherwise modi-fied from time to time.

     (ee)  Loans  means  the loans and  financial  accommoda-tions  made by TBCC
           -----
hereunder.

     (ff) Material  Adverse Effect means (i) a material  ad-verse  effect on the
          ------------------------
business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrower, (ii) the impairment of Borrower's ability to perform its obligations under the Loan Documents to which it is a party or of TBCC to en-force the Obligations or realize upon the Collateral or (iii) a material adverse effect on the value of the Collateral or the amount which TBCC would be likely to receive (after giving consideration to delays in payment and costs of en-forcement) in the liquidation of the Collateral.

     (gg) Material  Contract means any contract or other  ar-rangement  to which
          ------------------
Borrower is a party (other than the Loan Documents) for which breach, nonperformance, can-cellation or failure to renew could have a Material Adverse Effect.

     (hh)  Obligations  means and  includes  all loans  (including  the  Loans),
           -----------
advances, debts, liabilities, obliga-tions, covenants and duties owing by Borrower to TBCC of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other in-strument, whether or not arising under or in connection with, this Agreement, any other Loan Document or any other present or future instrument or agreement, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guaran-teeing or confirming of a letter of credit, loan, guaranty, in-demnification or in any other manner, whether direct or indi-rect (including those acquired by assignment, purchase, dis-count or otherwise), whether absolute or contingent, due or to become due, now due or hereafter arising and however ac-quired (including without limitation all loans previously made by TBCC to Borrower). The term includes, without limitation, all interest (including interest accruing on or after an Insolvency Event, whether or not an allowed claim), charges, expenses, com-mitment, facility, closing and collateral management fees, letter of credit fees, reasonable attorneys' fees, and any other sum properly chargeable to Borrower under this Agreement, the other Loan Documents or any other present or future agreement between TBCC and Borrower.

     (ii) Other Property means all present and future: in-struments,  documents,
          --------------
documents of title, securities, bonds, notes, promissory notes, drafts, acceptances, letters of credit and rights to receive proceeds of letters of credit, deposit accounts, chattel paper, certificates, insurance policies, insurance proceeds, leases, computer tapes, causes of action, judgments, claims against third par-ties, leasehold rights in any personal property, books, ledgers, files and records, general intangibles (including without limitation, all contract rights, tax refunds, rights to receive tax refunds, patents, patent applications, copyrights (registered and unregistered), royalties, licenses, permits, franchise rights, authorizations, customer lists, rights of in-demnification, contribution and subrogation, computer pro-grams, discs and software, trade secrets, computer service contracts, trademarks, trade names, service marks and names, logos, goodwill, deposits, choses in action, designs, blueprints, plans, know-how, telephone numbers and rights thereto, credits, reserves, and all forms of obligations what-soever now or hereafter owing to Borrower), all property at any time in the possession or under the control of TBCC, and all security given by Borrower to TBCC pursuant to any other Loan Document or agreement.

     (jj)  Permitted   Liens  means  such  of  the  following  as  to  which  no
           -----------------
enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced and be continuing: (i) Liens for taxes, assessments and other gov-ernmental charges or levies or the claims or demands of landlords, carriers, warehousemen, mechanics, laborers, materialmen and other like Persons arising by operation of law in the ordinary course of business for sums which are not yet due and payable, (ii) deposits or pledges to secure the payment of workmen's compensation, unemployment insurance or other social security benefits or obligations, public or statutory obligations, surety or ap-peal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business (but nothing in this clause (ii) shall permit the creation of Liens on Receivables, Investment Property, Inventory or Other Property), (iii) zoning restrictions, easements, encroachments, li-censes,


TBCC                                              LOAN  AND  SECURITY  AGREEMENT
--------------------------------------------------------------------------------
restrictions or covenants on the use of property which do not materially impair either the use of the property in the operation of the business of Borrower or the value of the property, (iv) rights of general application re-served to or vested in any municipality or other governmen-tal, statutory or public authority to control or regulate prop-erty, or to use property in a manner which does not materi-ally impair the use of the property for the purposes for which it is held by Borrower, (v) state and municipal Liens for personal property taxes which are not yet due and payable, and (vi) Purchase Money Liens.

     (kk) Person means any individual, sole proprietor-ship,  partnership, joint
          ------
venture, limited liability company, trust, unincorporated orga-nization, joint stock company, association, corporation, in-stitution, entity, party or government (including any divi-sion, agency or department thereof) or any other legal en-tity, whether acting in an individual, fiduciary or other ca-pacity, and, as applicable, the successors, heirs and assigns of each.

     (ll)  Plan  means  any  employee  benefit  plan,   program  or  arrangement
           ----
maintained or contributed to by Borrower or with respect to which it may incur liability.

     (mm)  Purchase  Money  Lien means a Lien on any item of  Equipment  created
           ---------------------
substantially simultaneously with the acquisition of such Equipment for the purpose of financing such acquisition, provided that such Lien shall attach only to the Equipment acquired.

     (nn)  Qualification  or  Qualified  means,  with  respect  to any report of
           ----------------------------
Auditors covering Financial Statements,  a material qualification to such report
(i) resulting from a limitation on the scope of examination of such Financial Statements or the underlying data, (ii) as to the capability of Borrower to continue operations as a go-ing concern or (iii) which could be eliminated by changes in Financial Statements or notes thereto covered by such re-port (such as by the creation of or increase in a reserve or a decrease in the carrying value of assets) and which if so eliminated by the making of any such change and after giv-ing effect thereto would result in a Default or an Event of Default.

     (oo)  Receivables  means all  present  and  future  accounts  and  accounts
           -----------
receivable, together with all security therefor and guaranties thereof and all rights and remedies relating thereto, including any right of stoppage in transit.

     (pp)  Requirement  of Law means (a) the Governing  Documents,  (b) any law,
           -------------------
treaty, rule, regulation, order or determination of an arbitrator, court or other Governmental Authority or (c) any franchise, license, lease, permit, cer-tificate, authorization, qualification, easement, right of way, right or approval binding on Borrower or any of its prop-erty.

     (qq)  Schedule   means  the  Schedule  to  this   Agreement   being  signed
           --------
concurrently by Borrower and TBCC, as amended from time to time.

     (rr) Solvent means when used with respect to any Person that as of the date
          -------
as to which such Person's sol-vency is to be measured: (a) the fair salable value of its as-sets is in excess of the total amount of its liabilities (including contingent liabilities as valued in accordance with applicable law) as they become absolute and matured; (b) it has sufficient capital to conduct its business; and (c) it is able to meet its debts as they mature.

     (ss) Subsidiary  means, as to any Person, a corpora-tion or other entity in
          ----------
which that Person directly or indi-rectly owns or controls shares of stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or appoint other managers of such corporation or other entity.

     9.2.  Accounting  Terms  and  Determinations.  Unless oth-erwise defined or
           --------------------------------------
specified herein, all accounting terms used in this Agreement shall be construed in accordance with GAAP, applied on a basis consistent in all material respects with the Financial Statements delivered to TBCC on or before the date of this Agreement. All accounting deter-minations for purposes of determining compliance with this Agreement shall be made in accordance with GAAP as in ef-fect on the date of this Agreement and applied on a basis consistent in all material respects with the audited Financial Statements delivered to TBCC on or before the date of this Agreement. The Financial Statements required to be delivered hereunder, and all financial records, shall be main-tained in accordance with GAAP. If GAAP shall change from the basis used in preparing the audited Financial Statements delivered to TBCC on or before the date of this Agreement, the Compliance Certificates required to be delivered pursuant to this Agreement shall include calcu-lations setting forth the adjustments necessary to demon-strate how Borrower is in compliance with the Financial Covenants (if any) based upon GAAP as in effect on the date of this Agreement.

     9.3. Other Terms; Headings; Construction.  Unless otherwise defined herein,
          ------------------------------------
terms used herein that are defined in the Uniform Commercial Code, from time to time in effect in the State of Illinois, shall have the meanings set forth therein. Each of the words "hereof," "herein," and "hereunder" refer to this Agreement as a whole. The term "including", when-ever used in this Agreement, shall mean "including (but not limited to)". An Event of Default shall "continue" or be "continuing" unless and until such Event of Default has been waived or cured within the grace period specified therefor under Section 7.1. References to Articles, Sections, Annexes, Schedules, and Exhibits are internal ref-erences to this Agreement, and to its attachments, unless otherwise specified. The headings and any Table of Contents are for convenience only and shall not affect the meaning or construction of any provision of this Agreement. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against TBCC or Borrower under any rule of construction or otherwise.

10.  GENERAL  PROVISIONS.
     --------------------


TBCC                                              LOAN  AND  SECURITY  AGREEMENT
--------------------------------------------------------------------------------

     10.1.  GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS
            -------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE
INTERNAL  LAWS  AND  DECISIONS  OF  THE  STATE  OF  ILLINOIS.

     10.2.  SUBMISSION TO  JURISDICTION.  ALL DISPUTES  BETWEEN THE BORROWER AND
            ---------------------------
TBCC, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT TBCC SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE BORROWER OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY TBCC IN GOOD FAITH TO ENABLE TBCC TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF TBCC. THE BORROWER AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY TBCC. THE BORROWER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH TBCC HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT
LIMITATION,  ANY  OBJECTION  TO THE  LAYING  OF VENUE  OR  BASED  ON  FORUM  NON
CONVENIENS.

     10.3.  SERVICE OF PROCESS.  THE BORROWER HEREBY  IRREVOCABLY  DESIGNATES CT
            ------------------
CORPORATION  SYSTEM,  1209 ORANGE STREET,  WILMINGTON,  DELAWARE  19801,  AS THE
DESIGNEE AND AGENT OF THE BORROWER TO RECEIVE, FOR AND ON BEHALF OF THE BORROWER, SERVICE OF PROCESS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT AT ITS ADDRESS WILL BE PROMPTLY FORWARDED BY MAIL TO THE BORROWER, BUT THE FAILURE OF THE BORROWER TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     10.4. LIMITATION OF LIABILITY. TBCC SHALL HAVE NO LIABILITY TO THE BORROWER
           -----------------------
(WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) FOR LOSSES SUFFERED BY THE BORROWER IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE
TRANSACTIONS OR RELATIONSHIPS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OR COURT ORDER OR, IN THE CASE OF A BINDING ARBITRATION PROCEEDING, IF AGREED TO BE ENTERED INTO BY THE PARTIES HERETO IN THE SOLE DISCRETION OF EACH OF THE PARTIES, UPON THE ISSUANCE OF A FINAL AND NONAPPEALABLE DECISION ARISING FROM ANY SUCH PROCEEDING, BINDING ON TBCC THAT THE LOSSES WERE THE RESULT OF ACTS OR OMISSIONS CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF TBCC. THE BORROWER HEREBY WAIVES ALL FUTURE CLAIMS AGAINST TBCC FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES.

     * OR, IN THE CASE OF A BINDING ARBITRATION PROCEEDING, IF AGREED TO BE ENTERED INTO BY THE PARTIES HERETO IN THE SOLE DISCRETION OF EACH OF THE PARTIES, UPON THE ISSUANCE OF A FINAL AND NONAPPEALABLE DECISION ARISING FROM ANY SUCH PROCEEDING,

     10.5. Delays; Partial Exercise of Remedies. No delay or omission of TBCC to
           ------------------------------------
exercise any right or remedy hereunder shall impair any such right or operate as a waiver thereof. No single or partial exercise by TBCC of any right or remedy shall preclude any other or further exer-cise thereof, or preclude any other right or remedy.

     10.6.  Notices.  Except as  otherwise  provided  herein,  all  notices  and
            -------
correspondence hereunder shall be in writing and sent by certified or registered mail, return receipt requested, by overnight delivery service, with all charges prepaid, or by telecopier followed by a hard copy sent by regular mail, to the parties at their addresses set forth in the heading to this Agreement. All such notices and correspondence shall be deemed given (i) if sent by certified or registered mail, three Business Days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by telecopier transmission, when receipt of such transmission is acknowledged. Borrower's and TBCC's telecopier numbers for purpose of notice hereunder are set forth in the Schedule; each party's number may be changed by written notice to the other party.

     10.7.  Indemnification;  Reimbursement of Expenses of Collection.  Borrower
            ---------------------------------------------------------
hereby indemnifies and agrees, whether or not any of the transactions contemplated by this Agreement or the other Loan Documents are consummated, to defend and hold harmless (on an after-tax basis) TBCC, its successors and assigns and their respective directors, officers, agents, employees, advisors, sharehold-ers, attorneys and Affiliates (each, an "Indemnified Party") from and against any and all losses, claims, damages, liabil-ities, deficiencies, obligations, fines, penalties, actions (whether threatened or existing), judgments, suits (whether threatened or existing) or expenses (including, without limi-tation, reasonable fees and disbursements of counsel, ex-perts, consultants and other professionals) incurred by any of them (collectively, "Claims") (except, in the case of each Indemnified Party, to the extent that any


TBCC                                              LOAN  AND  SECURITY  AGREEMENT
--------------------------------------------------------------------------------

Claim is deter-mined in a final and non-appealable judgment by a court of competent jurisdiction to have directly resulted from such Indemnified Party's gross negligence or willful misconduct) arising out of or by reason of (i) any litigation, investiga-tion, claim or proceeding which arises out of or is related to (A) Borrower, or this Agreement, any other Loan Document or the transactions contemplated hereby or thereby, (B) any actual or proposed use by Borrower of the proceeds of the Loans, or (C) TBCC's entering into this Agreement or any other Loan Document or any other agreements and documents relating hereto, including, with-out limitation, amounts paid in settlement, court costs and the reasonable fees and disbursements of counsel incurred in connection with any such litigation, investigation, claim or proceeding, (ii) any remedial or other action taken by Borrower in connection with compliance by Borrower, or any of its properties, with any federal, state or local envi-ronmental laws, rules or regulations, and (iii) any pending, threatened or actual action, claim, proceeding or suit by any shareholder or director of Borrower or any actual or pur-ported violation of Borrower's charter, by-laws or any other agreement or instrument to which Borrower is a party or by which any of its properties is bound. In addition and with-out limiting the generality of the foregoing, Borrower shall, upon demand, pay to TBCC all reasonable costs and expenses incurred by TBCC (including the reasonable fees and disbursements of counsel and other professionals) in connection with the preparation, execution, delivery, ad-ministration, modification and amendment of the Loan Documents, and pay to TBCC all reasonable costs and expenses (including the reasonable fees and disburse-ments of counsel and other professionals) paid or incurred by TBCC in order to enforce or defend any of its rights under or in respect of this Agreement, any other Loan Document or any other document or instrument now or hereafter executed and delivered in connection herewith, col-lect the Obligations or otherwise administer this Agreement, foreclose or otherwise realize upon the Collateral or any part thereof, prosecute ac-tions against, or defend actions by, account debtors; commence, intervene in, or defend any action or proceed-ing; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or pros-ecute any probate claim, bankruptcy claim, third-party claim, or other claim; exam-ine, audit, copy, and inspect any of the Collateral or any of Borrower's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce TBCC's secu-rity interest in, the Collateral; and otherwise represent TBCC in any litigation relat-ing to Borrower. Without limiting the generality of the foregoing, Borrower shall pay TBCC a fee with respect to each wire transfer in the amount of $15 plus all bank charges and a fee of $15 for all returned checks plus all bank charges. If either TBCC or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be enti-tled to recover its reason-able costs and attorneys' fees, in-cluding (but not limited to) reasonable attorneys' fees and costs incurred in the en-forcement of, execution upon or de-fense of any order, de-cree, award or judgment. If and to the extent that the Obligations of Borrower hereunder are unen-forceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of the Obligations which is permissible under applicable law. Borrower's obligations under Section 2.4 and this Section shall survive any termination of this Agreement and the other Loan Documents and the payment in full of the Obligations, and are in addition to, and not in substitution of, any of the other Obligations.

     10.8.  Amendments and Waivers. Any provision of this Agreement or any other
            ----------------------
Loan Document may be amended or waived if, but only if, such amendment or waiver is in writ-ing and signed by Borrower and TBCC and then any such amendment or waiver shall be effective only to the ex-tent set forth therein. The failure of TBCC at any time or times to require Borrower to strictly comply with any of the pro-visions of this Agreement or any other present or future agreement between Borrower and TBCC shall not waive or diminish any right of TBCC later to demand and re-ceive strict compliance therewith. Any waiver of any de-fault shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement now or in the future executed by Borrower and delivered to TBCC shall be deemed to have been waived by any act or knowledge of TBCC or its agents or employees, but only by a specific written waiver signed by an authorized officer of TBCC and delivered to Borrower.

     10.9. Counterparts; Telecopied Signatures. This Agreement and any waiver or
           -----------------------------------
amendment hereto may be ex-ecuted in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but both of which shall together con-stitute one and the same instrument. This Agreement and each of the other Loan Documents and any notices given in connection herewith or therewith may be executed and deliv-ered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

     10.10.  Severability.  In case any  provision in or  obligation  under this
             ------------
Agreement or any other Loan Document shall be invalid, illegal or unenforceable in any jurisdiction, the va-lidity, legality and enforceability of the remaining provi-sions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     10.11. Joint and Several  Liability.  If Borrower consists of more than one
             ---------------------------
Person, their liability shall be joint and several, and the compromise of any claim with, or the re-lease of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

     10.12.  Maximum Rate.  Notwithstanding  anything to the contrary  contained
             ------------
elsewhere in this Agreement or in any other Loan Document, the parties hereto hereby agree that all agreements between them under this Agreement and the other Loan Documents, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall


TBCC                                              LOAN  AND  SECURITY  AGREEMENT
--------------------------------------------------------------------------------
the amount paid, or agreed to be paid, to TBCC for the use, forbearance, or detention of the money loaned to Borrower and evidenced hereby or thereby or for the perfor-mance or payment of any covenant or obligation contained herein or therein, exceed the maximum non-usurious inter-est rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations, under the laws of the State of Illinois (or the laws of any other jurisdiction whose laws may be mandatorily applicable notwithstanding other provisions of this Agreement and the other Loan Documents), or under applicable federal laws which may presently or hereafter be in effect and which allow a higher maximum non-usurious interest rate than under the laws of the State of Illinois (or such other jurisdiction), in any case after taking into ac-count, to the extent permitted by applicable law, any and all relevant payments or charges under this Agreement and the other Loan Documents executed in connection herewith, and any available exemptions, exceptions and exclusions (the "Highest Lawful Rate"). If due to any circumstance what-soever, fulfillment of any provisions of this Agreement or any of the other Loan Documents at the time performance of such provision shall be due shall exceed the Highest Lawful Rate, then, automatically, the obligation to be ful-filled shall be modified or reduced to the extent necessary to limit such interest to the Highest Lawful Rate, and if from any such circumstance TBCC should ever receive anything of value deemed interest by applicable law which would exceed the Highest Lawful Rate, such excessive in-terest shall be applied to the reduction of the principal amount then outstanding hereunder or on account of any other then outstanding Obligations and not to the payment of interest, or if such excessive interest exceeds the principal unpaid balance then outstanding hereunder and such other then outstanding Obligations, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to TBCC for the use, forbearance, or detention of the Obligations and other indebtedness of Borrower to TBCC shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness, until payment in full thereof, so that the actual rate of interest on account of all such indebtedness does not exceed the Highest Lawful Rate throughout the entire term of such indebtedness. The terms and provisions of this Section shall control every other pro-vision of this Agreement, the other Loan Documents and all other agreements between the parties hereto.

     10.13.  Entire  Agreement;  Successors and Assigns.  This Agreement and the
            --------------------------------------------
other Loan Documents constitute the en-tire agreement between the parties, supersede any prior writ-ten and verbal agreements between them, and shall bind and benefit the parties and their respective successors and per-mitted assigns. There are no oral under-standings, oral representations or oral agreements
--------------------------------------------------------------------------------
between  the  par-ties  which  are not set forth in this  Agreement  or in other
--------------------------------------------------------------------------------
written   agreements   signed   by   the   parties   in   connection   herewith.
--------------------------------------------------------------------------------

     10.14. MUTUAL WAIVER OF JURY TRIAl. TBCC and Borrower each hereby waive the
            ----------------------------
right to trial by jury in any action or proceeding based upon, arising out of, or in any way relating to: (i) this Agreement; or (ii) any other present or future instrument or agreement between TBCC and Borrower; or (iii) any conduct, acts or omissions of TBCC or Borrower or any of their directors, officers, em-ployees, agents, attorneys or any other persons affiliated with TBCC or Borrower; in each of the foregoing cases, whether sounding in contract or tort or otherwise.

Borrower:
LifeCell  Corporation

By
  ------------------------------------
Title
     ----------------------------
TBCC:

TRANSAMERICA  BUSINESS  CREDIT
CORPORATION

By
  ------------------------------------
Title
     ----------------------------
Form-10
Version:  -4




TBCC                                              LOAN  AND  SECURITY  AGREEMENT
--------------------------------------------------------------------------------

SCHEDULE

--------------------------------------------------------------------------------

TBCC


                                   Schedule to
                           Loan and Security Agreement


Borrower:      LifeCell  Corporation
Address:       One  Millenium  Way
               Branchburg,  New  Jersey  08867

Date:          December  6,  1999

This Schedule is an integral part of the Loan and Security Agreement between TRANSAMERICA BUSINESS CREDIT CORPORATION ("TBCC") and the above borrower
("Borrower")  of  even  date  herewith.


Credit Limit (Section 1.1):

                    An amount (the "Credit Limit") not to exceed the lesser of $6,000,000 OR the sum of (A) and (B) below:

                    (A) Revolving  Loans.  Loans (the  "Revolving  Loans") in an
                        ----------------
                    amount not to exceed the Applicable Revolving Sublimit (as defined below); PLUS

                    (B) Term Loans.  Loans (each a "Term Loan" and  collectively
                        ----------
                    referred to as the "Term Loans") in an amount not to exceed the Applicable Term Sublimit (as defined below) at any one time outstanding.

                    The  term   "Applicable   Revolving   Sublimit"  shall  mean
                                ----------------------------------
                    $3,000,000.

                    The  term   "Applicable   Term  Sublimit"   shall  mean  (a)
                                -----------------------------
                    $3,000,000, if the NJEDA Guaranty (as defined below) is in effect and has not been revoked and the NJEDA Participation (as defined below) has been effected.

                    The term "NJEDA  Guaranty"  shall mean a guaranty by the New
                             -----------------
                    Jersey Economic Development Authority ("NJEDA") in favor of TBCC, in such form, having such provisions and relating to such aggregate amount of Borrower's debt as are acceptable to TBCC in its discretion.

                    The term "NJEDA Participation" shall mean a participation by
                             ---------------------
                    NJEDA in the Term Loans in such amounts and pursuant to such documentation and agreements as are acceptable to TBCC in its discretion.

TBCC                                SCHEDULE  TO  LOAN  AND  SECURITY  AGREEMENT
--------------------------------------------------------------------------------

                    Term Loans.
                    -----------

                    Each Term Loan shall be in the minimum amounts established by TBCC from time to time. Term Loans may be drawn down through March 15, 2000 only. Term Loans may not be repaid and reborrowed.

                    Term Loans shall be repaid as follows: (i) interest only for the period from the date on which any portion of the Term Loan is disbursed through May 31, 2000; and (ii) thereafter, with respect to the aggregate principal amount of

                    Term Loans outstanding, 30 equal amortized consecutive monthly installments of principal and interest, commencing on June 1, 2000 and continuing through and including November 1, 2002.

                    Notwithstanding anything herein to the contrary, any unpaid principal balance of the Term Loans and all sums due in connection therewith shall be due in full on any termination of this Loan Agreement for any reason.

                    At the request of TBCC, Borrower shall execute and deliver Notes, on TBCC's standard form, evidencing the Term Loans.

2.  Interest.  (Section  2.1):

                    Revolving Loans: The interest rate in effect throughout each
                    ---------------
                    calendar month during the term of this Agreement shall be the highest "Base Rate" in effect during such month, plus 3.00% per annum, provided that the interest rate in effect in each month shall not be less than 9.00% per annum, and provided that the interest charged for each month with respect to Revolving Loans shall be a minimum of $5,000, regardless of the amount of the Obligations outstanding. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Base Rate" shall mean the higher of (a) the highest prime, base or equivalent rate of interest announced from time to time by Citibank, N.A., First National Bank of Chicago and Bank of America National Trust and Savings Association (which may not be the lowest rate of interest charged by such bank) and (b) the published annualized rate for 90-day dealer commercial paper which appears in the "Money Rates" section of The Wall Street Journal.

TBCC                                SCHEDULE  TO  LOAN  AND  SECURITY  AGREEMENT
--------------------------------------------------------------------------------

                    Term Loans:  The Term Loans shall bear  interest at the rate
                    ----------
                    of 13.23% per annum; provided that TBCC shall have the right to increase said interest rate applicable to a Term Loan, as of the date any Term Loan is made, proportionally to any increase in the weekly average of the interest rates of three-year U.S. Treasury Securities (as published in the Wall St. Journal) from the week ending October 1, 1999 to the week preceding the date of disbursement of such Term Loan.

3. Fees: Loan Fee (Section 2.2): $60,000, payable concurrently herewith. TBCC agrees that any amounts outstanding after the application of the application fee that the Borrower paid to the costs and expenses hereunder shall be applied to the foregoing loan fee.

                    Termination Fee (Section 1.6(b)): An amount equal to $4,000 multiplied by each month (or portion thereof) from the effective date of termination to the Revolving Loan Maturity Date, which Termination Fee shall be payable on the date of termination, provided that the amount thereof shall not exceed $24,000.

4.  REVOLVING  LOAN  Maturity  Date  (Section  1.6):

                    December  30,  2000  (the  "Maturity   Date"),   subject  to
                    automatic  renewal  and early  termination  as  provided  in
                    Section 1.6 above.

5.  Reporting  (Section  5.10):  Borrower  shall provide TBCC with the following reports:

                    (a)  Quarterly  Financial  Statements.  Quarterly  unaudited
                         --------------------------------
                    financial statements, as soon as available, and in any event within 45 days after the end of each fiscal quarter of Borrower and copies of all statements, reports and notices sent or made available generally by Borrower to its security holders and all reports on Form 10-Q filed with the Securities and Exchange Commission.

                    (b) Annual Financial Statements.  As soon as available,  but
                        ---------------------------
                    not later than 90 days after the end of the Borrower's fiscal year, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders and all reports on Form 10-K filed with the Securities and Exchange Commission.

6.  Borrower  Information:

                    (a) Prior Names of Borrower (Section 4.11): None

                    (b) Prior Trade Names of Borrower (Section 4.11): None

                    (c) Existing Trade Names of Borrower (Section 4.11): None

                    (d) Other Places of Business and Locations of Collateral (Section 4.2): None

TBCC                                SCHEDULE  TO  LOAN  AND  SECURITY  AGREEMENT
--------------------------------------------------------------------------------

7.  FACSIMILE  NUMBERS:

                    Borrower: To be provided under separate letter

                    TBCC: 860-677-6466

8.  CLOSING  DEADLINE  (Section  1.8):  December  15,  1999

9.  ADDITIONAL  PROVISIONS:

                    (a) Guaranty;  Participation.  Borrower  shall  concurrently
                        ------------------------
                    herewith cause NJEDA to deliver to TBCC the NJEDA Guaranty and the NJEDA Participation.

                    (b) Warrants. The Borrower shall concurrently herewith issue
                        --------
                    to TBCC or its designee five-year warrants to purchase 84,211 shares of common stock of the Borrower, at an initial exercise price of $4.75 per share, on TBCC's standard form of warrant, together with anti-dilution protection and registration rights relating thereto all as more specifically set forth in such warrant agreement.

Borrower:

LifeCell  Corporation
                                       TBCC:

                                       ANSAMERICA  BUSINESS  CREDIT  CORPORATION

By                                     By
  -------------------------------      --------------------------------
 President  or  Vice  President        Title
                                       --------------------------------




Form-10
Version:  -4

REVOLVING  NOTE

--------------------------------------------------------------------------------

                              REVOLVING CREDIT NOTE

$3,000,000                     Chicago,  Illinois             December  6,  1999

     FOR VALUE RECEIVED, LifeCell Corporation, a Delaware corporation having its chief executive office and principal place of business at One Millenium Way, Branchburg, New Jersey 08867 (the "Borrower"), hereby unconditionally and absolutely promises to pay to the order of TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation ("TBCC"), on the Maturity Date, at TBCC's office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018, or at such other location as TBCC may from time to time designate, in lawful money of the United States of America and in immediately available funds, the principal amount equal to $3,000,000 or such greater or lesser amount as represents the aggregate unpaid principal amount of all Loans made by TBCC to the Borrower under the revolving credit facility made available pursuant to the Loan and Security Agreement between TBCC and Borrower dated December 6, 1999 (the "Loan Agreement"). The Borrower further promises to pay interest in like money and funds at TBCC's office specified above (or at such other location as TBCC may from time to time designate) on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until paid in full (both before and after judgment) at the rates and on the dates set forth in the Loan Agreement. All capitalized terms used herein which are not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

     The holder of this Note is authorized to record the date and amount of each Loan evidenced by this Note, the date and amount of each payment or prepayment of principal hereof and the interest rate with respect thereto on a schedule attached hereto, or on a continuation of such schedule attached hereto and made a part hereof, and any such notation shall be conclusive and binding for all purposes absent manifest error; provided, however, that the failure of TBCC to
                                  --------  -------
make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Loan Agreement.

     Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest due hereunder.

     This Note is entitled to the benefit of all terms and conditions of, and the security of all security interests, liens, mortgages, deeds of trust and rights granted pursuant to, the Loan Agreement and the other Loan Documents, and is subject to optional and mandatory prepayment as provided therein.

     Upon the occurrence of any one or more Events of Default, all amounts then remaining unpaid on this Note may be declared to be or may automatically become immediately due and payable as provided in the Loan Agreement.

     The Borrower acknowledges that the holder of this Note may assign, transfer or sell all or a portion of its rights and interests to and under this Note to one or more Persons as provided in the Loan Agreement and that such Persons shall thereupon become vested with all of the rights and benefits of TBCC in respect hereof as to all or that portion of this Note which is so assigned, transferred or sold.

     In the event of any conflict between the terms hereof and the terms and provisions of the Loan Agreement, the terms and provisions of the Loan Agreement shall control.

     The Borrower and all other parties that at any time may be liable hereupon in any capacity, jointly or severally, waive presentment, demand for payment, protest and notice of dishonor of this Note and authorize the holder hereof, without notice, to increase or decrease the rate of interest on any amount owing

TBCC                                                     REVOLVING  CREDIT  NOTE
--------------------------------------------------------------------------------

under this Note in accordance with the Loan Agreement. The Borrower further waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and any requirement that TBCC exhaust any rights or take any action against any other Person or any collateral. The Borrower further hereby waives notice of or proof of reliance by TBCC upon this Note, and the Obligations shall conclusively be deemed to have been created, contracted, incurred, renewed, extended, amended or waived in reliance upon this Note. The Borrower shall make all payments hereunder and under the Loan Agreement without defense, offset or counterclaim. No failure to exercise and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights. This Note may not be changed orally, but only by an agreement in writing, which is signed by the party or parties against whom enforcement of any waiver, change, modification or discharge is sought.

     THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS NOTE AND THE OTHER LOAN DOCUMENTS AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS NOTE, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

     ALL DISPUTES ARISING UNDER OR IN CONNECTION WITH THIS NOTE AND ANY OTHER LOAN DOCUMENT BETWEEN THE BORROWER AND TBCC, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT TBCC SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE BORROWER OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY TBCC IN GOOD FAITH TO ENABLE TBCC TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF TBCC. THE BORROWER AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY TBCC. THE BORROWER WAIVES ANY OBJECTION THAT THE BORROWER MAY HAVE TO THE LOCATION OF THE COURT IN WHICH TBCC HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

     THE BORROWER HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM, 1209 ORANGE STREET, WILMINGTON, DELAWARE 19801 AS THE DESIGNEE AND AGENT OF THE BORROWER TO RECEIVE, FOR AND ON BEHALF OF THE BORROWER SERVICE OF PROCESS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT AT ITS ADDRESS WILL BE PROMPTLY FORWARDED BY MAIL TO THE BORROWER, BUT THE FAILURE OF THE BORROWER TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF TBCC TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     THE BORROWER AND, BY ITS ACCEPTANCE HEREOF, TBCC EACH hereby waive the RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS NOTE; OR (II) ANY OTHER PRESENT OR FUTURE

TBCC                                                     REVOLVING  CREDIT  NOTE
--------------------------------------------------------------------------------

INSTRUMENT OR AGREEMENT BETWEEN TBCC AND BORROWER; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF TBCC OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EM-PLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH TBCC OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

                                         LifeCell  Corporation


                                         By:
                                           ------------------------------
                                         Title:
                                              ---------------------------

                                    SCHEDULE
                            TO REVOLVING CREDIT NOTE
                             DATED December 6, 1999
                            OF LifeCell Corporation TO
                    TRANSAMERICA BUSINESS CREDIT CORPORATION

Date  Amount of Loan  Interest Rate  Amount of Principal Paid  Unpaid Principal Balance  Notation Made by
----  --------------  -------------  ------------------------  ------------------------  ----------------

TERM  NOTE

RESOLUTION

--------------------------------------------------------------------------------

                         CORPORATE RESOLUTION TO BORROW


     RESOLVED, that this corporation, LIFECELL CORPORATION, a Delaware corporation, borrow from TRANSAMERICA BUSINESS CREDIT CORPORATION ("TBCC"), from time to time, such sum or sums of money as, in the judgment of the officers hereinafter authorized, this corporation may require.

     RESOLVED  FURTHER,  that  any  officer  of  this  corporation  (hereinafter
"authorized officers") be, and they hereby are authorized, directed and empowered, in the name of this corporation, to execute and deliver to TBCC, and TBCC is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments evidencing and/or securing the indebtedness of this corporation for the monies so borrowed, or to be borrowed, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

     RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any notes or any other indebtedness of this corporation to TBCC, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to TBCC, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods and all other property, of every kind, and to execute and deliver to TBCC any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as TBCC may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

     RESOLVED FURTHER, that any and all acts of the authorized officers of this corporation done or made heretofore in connection with the borrowing of money from TBCC, including, but not limited to: the execution of all instruments evidencing the indebtedness of this corporation for monies so borrowed and renewals or extensions thereof, and the grant, transfer, pledge, mortgage, assignment, or any other hypothecation, or deed in trust of any property belonging to this corporation as security for the indebtedness of this corporation, to TBCC and the delivery of all instruments related thereto to TBCC, are hereby ratified, approved and confirmed.

     RESOLVED FURTHER, that any bank, banker or trust company be and it hereby is, authorized and requested to receive for deposit to the credit of TBCC without further inquiry, all checks, drafts and other instruments for the payment of money payable to this corporation or its order, and that said bank, banker, or trust company shall be under no liability to this corporation for the disposition which TBCC may or shall make of said instruments or the proceeds thereof, and that any officer or agent of TBCC is hereby authorized and empowered to endorse the name of this corporation to any and all checks, drafts, and other instruments payable to this corporation or its order.

Warrants
--------

     RESOLVED FURTHER, that, in connection with the foregoing loans, this corporation shall issue to TBCC Funding Trust II, a Delaware business trust five-year warrants to purchase 84,211 shares of common stock of this corporation, at $4.75 per share, on the terms and provisions of TBCC's standard form Warrant to Purchase Stock and related documents (including without limitation registration rights agreements and anti-dilution agreements), with such changes therein as TBCC and this corporation shall agree; any officer of this corporation is hereby authorized to execute and deliver such Warrant to Purchase Stock and related documents, and all documents and instruments relating thereto, in such form and containing such additional provisions as said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

     RESOLVED FURTHER, that TBCC is authorized to act upon this resolution until written notice of its revocation is delivered to, and actually received by, TBCC, and that the authority hereby granted shall apply with equal force and effect to the successors in office of the officers herein named.

     I, Secretary of LIFECELL CORPORATION, a corporation, incorporated under and by virtue of the laws of the State of Delaware, do hereby certify that the foregoing is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation.

     I further certify that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked, and that the following are the names and specimen signatures of the officers and agents of said corporation:



Name                             Office                     Signature


-----------------------  -----------------------  -----------------------------


-----------------------  -----------------------  -----------------------------


-----------------------  -----------------------  -----------------------------


-----------------------  -----------------------  -----------------------------



     IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary and affixed the corporate seal of said corporation on December 6, 1999.





                                  --------------------------------
                                  Secretary  of  Said  Corporation

13,746

OPINION

--------------------------------------------------------------------------------

                               [FORM OF TERM NOTE]
                               -------------------

                                 PROMISSORY NOTE
                                 ---------------
$                                                         Date:
----------------                                               -----------------


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of Transamerica Business Credit Corporation or its assigns (the "Payee") at its office located at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, or at such other place as the Payee or the holder hereof may designate in writing, the principal amount of $ ___________ received by the undersigned, plus interest, in lawful money of the United States and in immediately available funds.

     This Note is executed and delivered pursuant to the Loan and Security Agreement between TBCC and Borrower dated DECEMBER 6, 1999 (as amended from time to time, the "Loan Agreement"). This Note shall be payable commencing with a first installment of $_____________ per month payable on MAY 1, 2000 and continuing on the same day of each succeeding month until DECEMBER 1, 2002, on which date the entire unpaid principal balance of this Note, plus all accrued interest shall be due and payable; provided that the entire unpaid principal balance of this Note, plus all accrued interest shall be due and payable on the date the Loan Agreement terminates by its terms or is terminated by either party. The Borrower further promises to pay interest in like money and funds at TBCC's office specified above (or at such other location as TBCC may from time to time designate) on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until paid in full (both before and after judgment) at the rates and on the dates set forth in the Loan Agreement. All capitalized terms used herein which are not defined herein shall the meanings ascribed to such terms in the Loan Agreement.

     This Note is one of the Notes regarding Term Loans referred to in the Schedule the Loan and Security Agreement dated as of December 6, 1999 (as amended, supplemented or otherwise modified from time to time, the "Agreement") between the undersigned and the Payee and is subject and entitled to all provisions and benefits thereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

     If any installment of this Note is not paid within five days after its due date, the undersigned agrees to pay on demand, in addition to the amount of such installment, an amount equal to 5% of such installment, but only to the extent permitted by Applicable Law.

     The undersigned shall have the right to prepay this Note in the aggregate principal amount outstanding hereunder together with all accrued and unpaid interest thereon, fees and all other amounts payable relating thereto plus the following (the "Prepayment Special Amount"): (1) if any such prepayment is made during the first year after the date hereof, the undersigned shall also pay an amount equal to 3% of the principal amount outstanding hereunder; and (2) if any such prepayment is made during the second year after the date hereof, the undersigned shall also pay an amount equal to 2% of the principal amount outstanding hereunder. No Prepayment Special Amount is applicable with the period beginning as of the date of the second anniversary hereof and after. Further, and notwithstanding the foregoing, if the Warrant Special Condition (as defined below) occurs at the time of any such prepayment, then no Prepayment

Special Amount is applicable regardless of the date of any such prepayment. As used herein the term "Warrant" shall mean the Stock Subscription Warrant dated December 6, 1999 executed by the undersigned in favor of TBCC Funding Trust II, as amended or otherwise modified from time to time. If the per share current market price of the common stock of the undersigned as of the date of the prepayment is greater than two times the Warrant Price (as defined in the Warrant), then such an occurrence shall constitute the "Warrant Special Condition".

     Upon  the maturity of this Note or the acceleration of the maturity of this
Note in accordance with the terms of the Agreement, the entire unpaid principal amount on this Note, together with all interest, fees and other amounts payable hereon or in connection herewith (including without limitation the Prepayment Special Amount referred to in the preceding paragraph), shall be immediately due and payable without further notice or demand, with interest on all such amounts at a rate not to exceed the lawful limit, from the date of such maturity or acceleration, as the case may be, until all such amounts have been paid.

     If any payment on this Note becomes payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day.

     The undersigned hereby waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. The undersigned agrees to pay all amounts under this Note without offset, deduction, claim, counterclaim, defense or recoupment, all of which are hereby waived.

     The Payee, the undersigned and any other parties to the Loan Documents intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by Applicable Law from time to time in effect. Neither the undersigned nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under Applicable Law from time to time in effect, and the provisions of this paragraph shall control over all other provisions of the Loan Documents which may be in conflict or apparent conflict herewith. The Payee expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) the Payee or any other holder of any or all of the Obligations shall otherwise collect amounts which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by Applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at the Payee's or such holder's option, promptly returned to the undersigned upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under Applicable Law, the Payee and the undersigned (and any other payors thereof) shall to the greatest extent permitted under Applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest through the entire contemplated term of this
Note in accordance with the amount outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under Applicable Law in order to lawfully charge the maximum amount of interest permitted under Applicable Law. As used herein, "Applicable Law" means the laws of the State of Illinois (or any other jurisdiction whose laws are mandatorily applicable notwithstanding the parties' choice of Illinois law) or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

     This Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the undersigned and the Payee or any holder hereof.

     The undersigned shall, upon demand, pay to the Payee all costs and expenses incurred by the Payee (including the fees and disbursements of counsel and other professionals) in connection with the preparation, execution and delivery of this Note and all other Loan Documents, and in connection with the administration, modification and amendment of the Loan Documents, and pay to the Payee all costs and expenses (including the fees and disbursements of counsel and other professionals) paid or incurred by the Payee in (A) enforcing or defending its rights under or in respect of this Note or any of the other Loan Documents, (B) collecting any of the liabilities by the undersigned to the Payee or otherwise administering the Loan Documents, (C) foreclosing or otherwise collecting upon any collateral and (D) obtaining any legal, accounting or other advice in connection with any of the foregoing.

     This Note shall be binding upon the successors and assigns of the undersigned and inure to the benefit of the Payee and its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

     EACH OF THE UNDERSIGNED AND, BY ITS ACCEPTANCE HEREOF, THE PAYEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS NOTE AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

                              LifeCell  Corporation.



                              By:
                                 ---------------------------
                                 Name:
                                 Title:

Form17

--------------------------------------------------------------------------------


TBCC shall have the right to terminate the Streamlined Provisions, upon ___ days prior written notice to Borrower. In addition, the

TBCC

                         STREAMLINED FACILITY AGREEMENT

                                December 6, 1999

LifeCell  Corporation
One  Millenium  Way
Branchburg,  New  Jersey  08867

Ladies  and  Gentlemen:

     This Streamlined Facility Agreement (this "Agreement") is entered into between Transamerica Business Credit Corporation ("TBCC"), and LifeCell Corporation ("Borrower"), in connection with the Loan and Security Agreement between TBCC and Borrower dated December 6, 1999 (the "Loan Agreement"). (This Agreement, the Loan Agreement, and all other written documents and agreements between TBCC and Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Agreement, shall have the meanings set forth in the Loan Agreement.)
     This will confirm our agreement that the following provisions (the "Streamlined Provisions") shall apply, effective on the date hereof, until terminated as provided below:

     1. [Reserved]

     2. Delivery of the proceeds of Receivables within one Business Day after receipt, as called for by Section 1.4 of the Loan Agreement, will not be required.

     3. TBCC will also not require any Depository Account Agreement or Blocked Account Agreement, as called for by Section 1.8 of the Loan Agreement. In addition, Borrower will not be required to provide TBCC with copies of invoices to customers or shipping and delivery receipts, as called for by Section 3.3(a) of the Loan Agreement, or to report customer credits, returns and recoveries of merchandise as called for by Section 3.3(b) of the Loan Agreement.

     The Streamlined Provisions shall immediately terminate if any Default or Event of Default occurs and is continuing. Upon any termination of the Streamlined Provisions, without limiting TBCC's other rights and remedies, Borrower shall, then and thereafter, provide TBCC with such other or additional reporting of Receivables as TBCC shall request under Section 3.3(a) of the Loan Agreement, comply in all respects with Section 3.3(b), and deliver all proceeds of Receivables to TBCC, within one Business Day after receipt, as called for by
Section 1.4 of the Loan Agreement. Additionally, Borrower and its bank shall execute and deliver a Blocked Account Agreement or Depository Account Agreement (as TBCC shall designate), in form and substance satisfactory to TBCC.

Please confirm your agreement to the foregoing by signing the enclosed copy of this Agreement and returning it to us.
                         Sincerely  yours,
                         Transamerica  Business  Credit  Corporation


By                              By
  -------------------------       -------------------------


Title                          Title
  -------------------------       -------------------------


Acknowledged  and  Agreed.

LifeCell  Corporation


By                              By
  -------------------------       -------------------------


Title                          Title
  -------------------------       -------------------------

                     SECURITY AGREEMENT IN COPYRIGHTED WORKS

     This Security Agreement In Copyrighted Works (this "Agreement") is made at Chicago, Illinois as of December 6, 1999, is entered into between LifeCell Corporation, a Delaware corporation ("Grantor"), which has a mailing address at One Millenium Way, Branchburg, New Jersey 08867, and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation, ("TBCC") having its principal office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018 and having an office at 15260 Ventura Blvd., Suite 1240, Sherman Oaks, California 91403.

                                    RECITALS

     A. TBCC is providing financing to Grantor pursuant to the Loan and Security Agreement of even date herewith between TBCC and Grantor (as amended from time to time, the "Loan Agreement"). Pursuant to the Loan Agreement, Grantor has granted to TBCC a security interest in all of Grantor's present and future assets, including without limitation all of Grantor's present and future general intangibles, and including without limitation the "Copyrights" (as defined below), to secure all of its present and future indebtedness, liabilities, guaranties and other obligations to TBCC.

     B. To supplement TBCC's rights in the Copyrights, Grantor is executing and delivering this Agreement.

     NOW, THEREFORE, for valuable  consideration,  Grantor  agrees  as  follows:

     1. Assignment. To secure the complete and timely payment and performance of all "Obligations" (as defined in the Loan Agreement), and without limiting any other security interest Grantor has granted to TBCC, Grantor hereby hypothecates to TBCC and grants, assigns, and conveys to TBCC a security interest in Grantor's entire right, title, and interest in and to all of the following, now owned and hereafter acquired (collectively, the "Collateral"):

     (a) Registered Copyrights and Applications for Copyright Registrations. All of Grantor's present and future United States registered copyrights and copyright registrations, including, without limitation, the registered copyrights listed in Schedule A to this Agreement (and including all of the exclusive rights afforded a copyright registrant in the United States under 17 U.S.C. 106 and any exclusive rights which may in the future arise by act of Congress or otherwise) and all of Grantor's present and future applications for copyright registrations (including applications for copyright registrations of derivative works and compilations) (collectively, the "Registered Copyrights"), and any and all royalties, payments, and other amounts payable to Grantor in connection with the Registered Copyrights, together with all renewals and extensions of the Registered Copyrights, the right to recover for all past, present, and future infringements of the Registered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Registered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto.

          (b) Unregistered Copyrights. All of Grantor's present and future copyrights which are not registered in the United States Copyright Office (the "Unregistered Copyrights"), whether now owned or hereafter acquired, including without limitation the Unregistered Copyrights listed in Schedule B to this Agreement, and any and all royalties, payments, and other amounts payable to Grantor in connection with the Unregistered Copyrights, together with all renewals and extensions of the Unregistered Copyrights, the right to recover for all past, present, and future infringements of the Unregistered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Unregistered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto. The Registered Copyrights and the Unregistered Copyrights collectively are referred to herein as the "Copyrights."

          (c) Licenses. All of Grantor's right, title and interest in and to any and all present and future license agreements with respect to the Copyrights, including without limitation the license agreements listed in Schedule C to this Agreement (the "Licenses").

          (d) Accounts Receivable. All present and future accounts, accounts receivable and other rights to payment arising from, in connection with or relating to the Copyrights.

          (e) Proceeds. All cash and non-cash proceeds of any and all of the foregoing.

     2.   Representations. Grantor represents and warrants that:

          (a) Each of the Copyrights is valid and enforceable (except to the extent that the Unregistered Copyrights must be registered to be enforced);

          (b) Except for the security interest granted hereby and the non-exclusive licenses granted to Grantor's licensees with respect to the Copyrights in the ordinary course of business of Grantor, Grantor is (and upon creation of all future Copyrights, will be) the sole and exclusive owner of the entire and unencumbered right, title, and interest in and to each of the Copyrights and other Collateral, free and clear of any liens, charges, or encumbrances;

          (c) There is no pending claim that the use of any of the Copyrights does or may infringe upon or violate the rights of any third person nor does Grantor have knowledge of any pending or threatened infringement of any of the Copyrights by any third person. (d) Listed on Schedules A and B are all copyrights owned by Grantor, in which Grantor has an interest, or which are used in Grantor's business.

          (e) Listed on Schedule C are all Licenses to which Grantor is a party.

          (f) Each employee, agent and/or independent contractor who has participated in the creation of the property constituting the Collateral has either executed an assignment of his or her rights of authorship to Grantor or is an employee of Grantor acting within the scope of his or her employment and was such an employee at the time of said creation.

          (g) All of Grantor's present and future software, computer programs and other works of authorship subject to United States copyright protection, the sale, licensing or other disposition of which results in royalties receivable, license fees receivable, accounts receivable or other sums owing to Grantor (collectively, "Receivables"), have been and shall be registered with the United States Copyright Office prior to the date Grantor requests or accepts any loan from TBCC with respect to such Receivables and prior to the date Grantor includes any such Receivables in any accounts receivable aging, borrowing base report or certificate or other similar report provided to TBCC, and Grantor shall provide to TBCC copies of all such registrations promptly upon the receipt of the same.

     3. Covenants. Until all of the Obligations have been satisfied in full and the Loan Agreement has terminated:

          (a) Grantor shall not grant a security interest in any of the Copyrights or other Collateral to any other person and shall not enter into any agreement or take any action that is inconsistent with Grantor's obligations hereunder or Grantor's other Obligations or would impair TBCC's rights, under this Agreement or otherwise, without TBCC's prior written consent.

          (b) Grantor shall ensure that each use of the Copyrights  described in
Section 1 of this Agreement  carries a complete and accurate  copyright  notice.

          (c) Grantor shall use its best efforts to preserve and defend Grantor's rights in the Copyrights unless Grantor, with the concurrence of TBCC, reasonably determines that a Copyright is not worth preserving or defending.

          (d) Grantor shall undertake all reasonable measures to cause its employees, agents and independent contractors to assign to Grantor all rights of authorship to any copyrighted material in which Grantor has or may subsequently acquire any right or interest.

     4. License Rights. Grantor may license or sublicense the Copyrights only in the ordinary course of business and only on a non-exclusive basis, and only to the extent of Grantor's rights and subject to TBCC's security interest and Grantor's obligations under this Agreement.

     5. TBCC May Supplement. Grantor authorizes TBCC to modify this Agreement by amending Schedule A or B to include any future copyrights to be included in the Copyrights. Grantor shall from time to time update the lists of Registered Copyrights and Unregistered Copyrights on Schedules A and B and lists of License Agreements on Schedule C as Grantor obtains or acquires copyrights or grants or obtains licenses in the future. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedules A or B or C shall in any way affect, invalidate or detract from TBCC's continuing security interest in all Copyrights, whether or not listed on Schedule A or B and all license agreements whether or not listed on Schedule C.

6. Default. Upon an Event of Default (as defined in the Loan Agreement) TBCC shall have, in addition to all of its other rights and remedies under the Loan Agreement, all rights and remedies of a secured party under the Uniform Commercial Code (as enacted in any jurisdiction in which the Copyrights or other Collateral are located or deemed to be located) or other applicable law. Upon occurrence of an Event of Default, Grantor shall, upon request of TBCC, give written notice to all parties to the Licenses that all payments thereunder shall be made to TBCC, and TBCC may itself give such notice.

7. Fees and Expenses. On demand by TBCC, without limiting any of the terms of the Loan Agreement, Grantor shall pay all reasonable fees, costs, and expenses (including without limitation reasonable attorneys' fees and legal expenses) incurred by TBCC in connection with (a) preparing this Agreement and all other documents relating to this Agreement, (b) consummating this transaction, (c) filing or recording any documents (including all taxes in connection therewith) in public offices; and (d) paying or discharging any taxes, counsel fees, maintenance fees, encumbrances, or other amounts in connection with protecting, maintaining, or preserving the Copyrights or defending or prosecuting any actions or proceedings arising out of or related to the Copyrights.

8. TBCC's Rights. In the event that Grantor fails to use its best efforts to preserve and defend Grantor's rights in the Copyrights (except as permitted by paragraph 3(c) hereof) within a reasonable period of time after learning of the existence of any actual or threatened infringement thereof, upon twenty (20) days' prior written notice to Grantor, TBCC shall have the right, but shall in no way be obligated to, bring suit or take any other action, in its own name or in Grantor's name, to enforce or preserve TBCC's or Grantor's rights in the Copyrights. Grantor shall at the request of TBCC and at Grantor's expense do any lawful acts and execute any documents requested by TBCC to assist with such enforcement. In the event Grantor has not taken action to enforce or preserve TBCC's and Grantor's rights in the Copyrights and TBCC thereupon takes such action, Grantor, upon demand, shall promptly reimburse and indemnify TBCC for all costs and expenses incurred in the exercise of TBCC's or Grantor's rights under this Section 8.

9. No Waiver. No course of dealing between Grantor and TBCC, nor any failure to exercise nor any delay in exercising, on the part of TBCC, any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement, shall operate as a waiver. No single or partial exercise of any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement by TBCC shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege by TBCC.

10. Rights Are Cumulative. All of TBCC's rights and remedies with respect to the Copyrights and other Collateral whether established by this Agreement, the Loan Agreement, or any other documents or agreements, or by law shall be cumulative and may be exercised concurrently or in any order.

11. Copyright Office. At the request of TBCC, Grantor shall execute any further documents necessary or appropriate to create and perfect TBCC's security interest in the Copyrights, including without limitation any documents for filing with the United States Copyright Office and/or any applicable state office. TBCC may record this Agreement, an abstract thereof, or any other document describing TBCC's interest in the Copyrights with the United States Copyright Office, at the expense of Grantor.

12. Indemnity. Grantor shall protect, defend, indemnify, and hold harmless TBCC and TBCC's assigns from all liabilities, losses, and costs (including without limitation reasonable attorneys' fees) incurred or imposed on TBCC relating to the matters in this Agreement, including, without limitation, in connection with TBCC's defense of any infringement action brought by a third party against TBCC.

13. Severability. The provisions of this Agreement are severable. If any provision of this Agreement is held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such provision, or part thereof, in such jurisdiction, and shall not in any manner affect such provision or part thereof in any other jurisdiction, or any other provision of this Agreement in any jurisdiction.

14. Amendments; Entire Agreement. This Agreement is subject to modification only by a writing signed by the parties, except as provided in Section 5 of this Agreement. To the extent that any provision of this Agreement conflicts with any provision of the Loan Agreement, the provision giving TBCC greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to TBCC under the Loan Agreement. This Agreement, the Loan Agreement, and the documents relating thereto comprise the entire agreement of the parties with respect to the matters addressed in this Agreement.

15. Further Assurances. At TBCC's request, Grantor shall execute and deliver to TBCC any further instruments or documentation, and perform any acts, that may be reasonably necessary or appropriate to implement this Agreement, the Loan Agreement or any other agreement, and the documents relating thereto, including without limitation any instrument or documentation reasonably necessary or appropriate to create, maintain, perfect, or effectuate TBCC's security interests in the Copyrights or other Collateral.

16. Release. At such time as Grantor shall completely satisfy all of the Obligations and the Loan Agreement shall be terminated, TBCC shall execute and deliver to Grantor all assignments and other instruments as may be reasonably necessary or proper to terminate TBCC's security interest in the Copyrights, subject to any disposition of the Copyrights which may have been made by TBCC pursuant to this Agreement. For the purpose of this Agreement, the Obligations shall be deemed to continue if Grantor enters into any bankruptcy or similar proceeding at a time when any amount paid to TBCC could be ordered to be repaid as a preference or pursuant to a similar theory, and shall continue until it is finally determined that no such repayment can be ordered.

17. True and Lawful Attorney. Grantor hereby appoints TBCC as Grantor's true and lawful attorney, with full power of substitution, to do any or all of the following, in the name, place and stead of Grantor: (a) execute an abstract of this Agreement or any other document describing TBCC's interest in the Copyrights, for filing with the United States Copyright Office; (b) execute any modification of this Agreement pursuant to Section 5 of this Agreement; and (c) following an Event of Default (as defined in the Loan Agreement) execute any assignments, notices or transfer documents for purposes of transferring title or right to receive any of the Copyrights or other Collateral to any person, including without limitation TBCC.

18. Successors. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties; provided that Grantor may not transfer any of the Collateral or any rights hereunder, without the prior written consent of TBCC, except as specifically permitted hereby.

     19. Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS. ALL
DISPUTES BETWEEN THE GRANTOR AND TBCC, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT TBCC SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE GRANTOR OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY TBCC IN GOOD FAITH TO ENABLE TBCC TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF TBCC. THE GRANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY TBCC. THE GRANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH TBCC HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

     20. WAIVER OF RIGHT TO JURY TRIAL. TBCC AND GRANTOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN TBCC AND GRANTOR; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF TBCC OR GRANTOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH TBCC OR GRANTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

WITNESS  the  execution  hereof  as  of  the  date  first  written  above.

                                   Grantor:

                                   LifeCell  Corporation


                                   By:
                                         ---------------------------------------
                                   Name  (please  print):

                                            ------------------------------------
                                   Title:
                                            ------------------------------------
                                   Chairman  of  the  Board,
                                   President,  or  Vice  President

Accepted.
TBCC:

TRANSAMERICA  BUSINESS  CREDIT  CORPORATION


By:
   ----------------------------------------
Name  (please  print):

-------------------------------------------
Title:
      -------------------------------------

                                   Schedule A
                                       to
                     Security Agreement in Copyrighted Works


                              LifeCell Corporation

                              Registered Copyrights


U.S.  Copyrights


    TITLE OF WORK/YEAR                REGISTRATION                   DATE
       OF CREATION                       NUMBER                   OF ISSUANCE

                                   Schedule B
                                       to
                     Security Agreement in Copyrighted Works


                              LifeCell Corporation

                             Unregistered Copyrights
                   (Where No Copyright Application Is Pending)

Copyright  Description

See  attached  list  of  software  applications.

                                   Schedule C
                                       to
                     Security Agreement in Copyrighted Works


                              LifeCell Corporation

                               License Agreements

--------------------------------------------------------------------------------

                     PATENT AND TRADEMARK SECURITY AGREEMENT

This PATENT AND TRADEMARK SECURITY AGREEMENT ("Agreement"), dated as of December 6, 1999, is entered into between LifeCell Corporation, a Delaware corporation ("Grantor"), which has a mailing address at One Millenium Way, Branchburg, New Jersey 08867, and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation, ("TBCC") having its principal office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018 and having an office at 15260 Ventura Blvd., Suite 1240, Sherman Oaks, California 91403.

                                    RECITALS

     A. Grantor and TBCC are, contemporaneously herewith, entering into that certain Loan and Security Agreement ("Loan Agreement") and other instruments, documents and agreements contemplated thereby or related thereto (collectively, together with the Loan Agreement, the "Loan Documents"); and

     B. Grantor is the owner of certain intellectual property, identified below, in which Grantor is granting a security interest to TBCC.
NOW THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties hereinafter set forth and for other good and valuable consideration, the parties hereto mutually agree as follows:

1.     DEFINITIONS  AND  CONSTRUCTION.

     1.1 Definitions. The following terms, as used in this Agreement, have the following meanings:

          "Code" means the Illinois Uniform Commercial Code, as amended and supplemented from time to time, and any successor statute.

          "Collateral" means all of the following, whether now owned or hereafter acquired:

          (i) Each of the trademarks and rights and interest which are capable of being protected as trademarks (including trademarks, service marks, designs, logos, indicia, tradenames, corporate names, company names, business names, fictitious business names, trade styles, and other source or business identifiers, and applications pertaining thereto), which are presently, or in the future may be, owned, created, acquired, or used (whether pursuant to a license or otherwise) by Grantor, in whole or in part, and all trademark rights with respect thereto throughout the world, including all proceeds thereof (including license royalties and proceeds of infringement suits), and rights to renew and extend such trademarks and trademark rights;

          (ii) Each of the patents and patent applications which are presently, or in the future may be, owned, issued, acquired, or used (whether pursuant to a license or otherwise) by Grantor, in whole or in part, and all patent rights with respect thereto throughout the world, including all proceeds thereof (including license royalties and proceeds of infringement suits), foreign filing rights, and rights to extend such patents and patent rights;

          (iii)  All  of  Grantor's   right  to  the  trademarks  and  trademark
     registrations listed on Exhibit A attached hereto, as the same may be updated hereafter from time to time;

          (iv) All of Grantor's right, title, and interest, in and to the patents and patent applications listed on Exhibit B attached hereto, as the same may be updated hereafter from time to time;

          (v) All of Grantor's right, title and interest to register trademark claims under any state or federal trademark law or regulation of any foreign country and to apply for, renew, and extend the trademark registrations and trademark rights, the right (without obligation) to sue or bring opposition or cancellation proceedings in the name of Grantor or in the name of TBCC for past, present, and future infringements of the trademarks, registrations, or trademark rights and all rights (but not obligations) corresponding thereto in the United States and any foreign country;

          (vi) All of Grantor's right, title, and interest in all patentable inventions, and to file applications for patent under federal patent law or regulation of any foreign country, and to request reexamination and/or reissue of the patents, the right (without obligation) to sue or bring interference proceedings in the name of Grantor or in the name of TBCC for past, present, and future infringements of the patents, and all rights (but not obligations) corresponding thereto in the United States and any foreign country;

          (vii) the entire goodwill of or associated with the businesses now or hereafter con-ducted by Grantor con-nected with and symbol-ized by any of the aforementioned properties and assets;

          (viii) All general intangibles relating to the foregoing and all other intangible intellectual or other similar property of the Grantor of any kind or nature, associated with or arising out of any of the aforementioned properties and assets and not otherwise described above; and

          (ix) All products and proceeds of any and all of the foregoing (including, without limitation, license royalties and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance, or any indemnity, warranty, or guaranty payable by reason of loss or damage to or otherwise with respect to the Collateral.

     1.2 Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Agreement as a whole and not to any particular provision of this Agreement. Any initially capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement. Any reference herein to any of the Loan Documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.
Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against TBCC or Grantor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by Grantor, TBCC, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of TBCC and Grantor. Headings have been set forth herein for convenience only, and shall not be used in the construction of this Agreement.

2.   GRANT  OF  SECURITY  INTEREST.

     To secure the complete and timely payment and performance of all Obligations, and without limiting any other security interest Grantor has granted to TBCC, Grantor hereby grants, assigns, and conveys to TBCC a security interest in Grantor's entire right, title, and interest in and to the Collateral.

3.   REPRESENTATIONS,  WARRANTIES  AND  COVENANTS.

     Grantor  hereby  represents,  warrants,  and  covenants  that:

     3.1 Trademarks; Patents. A true and complete schedule setting forth all federal and state trademark registrations owned or controlled by Grantor or licensed to Grantor, together with a summary description and full information in respect of the filing or issuance thereof and expiration dates is set forth on Exhibit A; and a true and complete schedule setting forth all patent and patent applications owned or controlled by Grantor or licensed to Grantor, together with a summary description and full information in respect of the filing or issuance thereof and expiration dates is set forth on Exhibit B.

     3.2 Validity; Enforceability. Each of the patents and trademarks is valid and enforceable, and Grantor is not presently aware of any past, present, or prospective claim by any third party that any of the patents or trademarks are invalid or unenforceable, or that the use of any patents or trademarks violates the rights of any third person, or of any basis for any such claims.

     3.3 Title. Grantor is the sole and exclusive owner of the entire and unencumbered right, title, and interest in and to each of the patents, patent applications, trademarks, and trademark registrations, free and clear of any liens, charges, and encumbrances, including pledges, assignments, licenses, shop rights, and covenants by Grantor not to sue third persons.

     3.4 Notice. Grantor has used and will continue to use proper statutory notice in connection with its use of each of the patents and trademarks.

     3.5 Quality. Grantor has used and will continue to use consistent standards of high quality (which may be consistent with Grantor's past practices) in the manufacture, sale, and delivery of products and services sold or delivered under or in connection with the trademarks, including, to the extent applicable, in the operation and maintenance of its merchandising operations, and will continue to maintain the validity of the trademarks.

     3.6 Perfection of Security Interest. Except for the filing of appropriate financing statements (all of which filings have been made) and filings with the United States Patent and Trademark Office necessary to perfect the security interests created hereunder, no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either for the grant by Grantor of the security interest hereunder or for the execution, delivery, or performance of this Agreement by Grantor or for the perfection of or the exercise by TBCC of its rights hereunder to the Collateral in the United States.

4.   AFTER-ACQUIRED  PATENT  OR  TRADEMARK  RIGHTS.

     If Grantor shall obtain rights to any new trademarks, any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Agreement shall automatically apply thereto. Grantor shall give prompt notice in writing to TBCC with respect to any such new trademarks or patents, or renewal or extension of any trademark registration. Grantor shall bear any expenses incurred in connection with future patent applications or trademark registrations. Without limiting Grantor's obligation under this Section 4, Grantor authorizes TBCC to modify this Agreement by amending Exhibits A or B to include any such new patent or trademark rights. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Exhibits A or B shall in any way affect, invalidate or detract from TBCC's continuing security interest in all Collateral, whether or not listed on Exhibit A or B.

5.   LITIGATION  AND  PROCEEDINGS.

     Grantor shall commence and diligently prosecute in its own name, as the real party in interest, for its own benefit, and its own expense, such suits, administrative proceedings, or other action for infringement or other damages as are in its reasonable business judgment necessary to protect the Collateral. Grantor shall provide to TBCC any information with respect thereto requested by TBCC. TBCC shall provide at Grantor's expense all necessary cooperation in connection with any such suits, proceedings, or action, including, without limitation, joining as a necessary party. Following Grantor's becoming aware thereof, Grantor shall notify TBCC of the institution of, or any adverse determination in, any proceeding in the United States Patent and Trademark Office, or any United States, state, or foreign court regarding Grantor's claim of ownership in any of the patents or trademarks, its right to apply for the same, or its right to keep and maintain such patent or trademark rights.

6.   POWER  OF  ATTORNEY.

     Grantor hereby appoints TBCC as Grantor's true and lawful attorney, with full power of substitution, to do any or all of the following, in the name, place and stead of Grantor: (a) file this Agreement (or an abstract hereof) or any other document describing TBCC's interest in the Collateral with the United States Patent and Trademark Office; (b) execute any modification of this Agreement pursuant to Section 4 of this Agreement; (c) take any action and execute any instrument which TBCC may deem necessary or advisable to accomplish the purposes of this Agreement; and (d) following an Event of Default (as defined in the Loan Agreement), (i) endorse Grantor's name on all applications, documents, papers and instruments necessary for TBCC to use or maintain the Collateral; (ii) ask, demand, collect, sue for, recover, impound, receive, and give acquittance and receipts for money due or to become due under or in respect of any of the Collateral; (iii) file any claims or take any action or institute any proceedings that TBCC may deem necessary or desirable for the collection of any of the Collateral or otherwise enforce TBCC's rights with respect to any of the Collateral, and (iv) assign, pledge, convey, or otherwise transfer title in or dispose of the Collateral to any person.

7.   RIGHT  TO  INSPECT.

     Grantor grants to TBCC and its employees and agents the right to visit Grantor's plants and facilities which manufacture, inspect, or store products sold under any of the patents or trademarks, and to inspect the products and quality control records relating thereto at reasonable times during regular business hours.

8.   SPECIFIC  REMEDIES.

     Upon the occurrence of any Event of Default (as defined in the Loan Agreement), TBCC shall have, in addition to, other rights given by law or in this Agreement, the Loan Agreement, or in any other Loan Document, all of the rights and remedies with respect to the Collateral of a secured party under the Code, including the following:

     8.1 Notification. TBCC may notify licensees to make royalty payments on license agreements directly to TBCC;

     8.2 Sale. TBCC may sell or assign the Collateral and associated goodwill at public or private sale for such amounts, and at such time or times as TBCC deems advisable. Any requirement of reasonable notice of any disposition of the Collateral shall be satisfied if such notice is sent to Grantor five (5) days prior to such disposition. Grantor shall be credited with the net proceeds of such sale only when they are actually received by TBCC, and Grantor shall continue to be liable for any deficiency remaining after the Collateral is sold or collected. If the sale is to be a public sale, TBCC shall also give notice of the time and place by publishing a notice one time at least five (5) days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held. To the maximum extent permitted by applicable law, TBCC may be the purchaser of any or all of the Collateral and associated goodwill at any public sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any public sale, to use and apply all or any part of the Obligations as a credit on account of the purchase price of any collateral payable by TBCC at such sale.

9.   GENERAL  PROVISIONS.

     9.1 Effectiveness. This Agreement shall be binding and deemed effective when executed by Grantor and TBCC.

     9.2 Notices. Except to the extent otherwise provided herein, all notices, demands, and requests that either party is required or elects to give to the other shall be in writing and shall be governed by the notice provisions of the Loan Agreement.

     9.3 No Waiver. No course of dealing between Grantor and TBCC, nor any failure to exercise nor any delay in exercising, on the part of TBCC, any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement, shall operate as a waiver. No single or partial exercise of any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement by TBCC shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege by TBCC.

     9.4 Rights Are Cumulative. All of TBCC's rights and remedies with respect to the Collateral whether established by this Agreement, the Loan Agreement, or any other documents or agreements, or by law shall be cumulative and may be exercised concurrently or in any order.

     9.5 Successors. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties; provided that Grantor may not transfer any of the Collateral or any rights hereunder, without the prior written consent of TBCC, except as specifically permitted hereby.

     9.6 Severability. The provisions of this Agreement are severable. If any provision of this Agreement is held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such provision, or part thereof, in such jurisdiction, and shall not in any manner affect such provision or part thereof in any other jurisdiction, or any other provision of this Agreement in any jurisdiction.

     9.7 Entire Agreement. This Agreement is subject to modification only by a writing signed by the parties, except as provided in Section 4 of this Agreement. To the extent that any provision of this Agreement conflicts with any provision of the Loan Agreement, the provision giving TBCC greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to TBCC under the Loan
Agreement. This Agreement, the Loan Agreement, and the documents relating thereto comprise the entire agreement of the parties with respect to the matters addressed in this Agreement.

     9.8 Fees and Expenses. Grantor shall pay to TBCC on demand all costs and expenses that TBCC pays or incurs in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Agreement, including: (a) reasonable attorneys' and paralegals' fees and disbursements of counsel to TBCC; (b) costs and expenses (including reasonable attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with this Agreement and the transactions contemplated hereby; (c) costs and expenses of lien and title searches; (d) taxes, fees, and other charges for filing this Agreement at the United States Patent and Trademark Office, or for filing financing statements, and continuations, and other actions to perfect, protect, and continue the security interest created hereunder; (e) sums paid or incurred to pay any amount or take any action required of Grantor under this Agreement that Grantor fails to pay or take; (f) costs and expenses of preserving and protecting the Collateral; and (g) costs and expenses (including reasonable attorneys' and paralegals' fees and disbursements) paid or incurred to enforce the security interest created hereunder, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of this Agreement, or to defend any claims made or threatened against the TBCC arising out of the transactions contemplated hereby (including preparations for the consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of this Agreement or the Loan Documents regarding costs and expenses to be paid by Grantor. The parties agree that reasonable attorneys' and paralegals' fees and costs incurred in enforcing any judgment are recoverable as a separate item in addition to fees and costs incurred in obtaining the judgment and that the recovery of such attorneys' and paralegals' fees and costs is intended to survive any judgment, and is not to be deemed merged into any judgment.

     9.9 Indemnity. Grantor shall protect, defend, indemnify, and hold harmless TBCC and TBCC's assigns from all liabilities, losses, and costs (including without limitation reasonable attorneys' fees) incurred or imposed on TBCC relating to the matters in this Agreement.

     9.10 Further Assurances. At TBCC's request, Grantor shall execute and deliver to TBCC any further instruments or documentation, and perform any acts, that may be reasonably necessary or appropriate to implement this Agreement, the Loan Agreement or any other agreement, and the documents relating thereto, including without limitation any instrument or documentation reasonably necessary or appropriate to create, maintain, perfect, or effectuate TBCC's security interests in the Collateral.

     9.11 Release. At such time as Grantor shall completely satisfy all of the Obligations and the Loan Agreement shall be terminated, TBCC shall execute and deliver to Grantor all assignments and other instruments as may be reasonably necessary or proper to terminate TBCC's security interest in the Collateral, subject to any disposition of the Collateral which may have been made by TBCC pursuant to this Agreement. For the purpose of this Agreement, the Obligations shall be deemed to continue if Grantor enters into any bankruptcy or similar proceeding at a time when any amount paid to TBCC could be ordered to be repaid as a preference or pursuant to a similar theory, and shall continue until it is finally determined that no such repayment can be ordered.

     9.12 Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS. ALL DISPUTES BETWEEN THE GRANTOR AND TBCC, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT TBCC SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE GRANTOR OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY TBCC IN GOOD FAITH TO ENABLE TBCC TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF TBCC. THE GRANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY TBCC. THE GRANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH TBCC HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

     9.13 Waiver of Right to Jury Trial. TBCC and Grantor each hereby waive the right to trial by jury in any action or proceeding based upon, arising out of, or in any way relating to: (i) this Agreement; or (ii) any other present or future instrument or agreement between TBCC and Grantor; or (iii) any conduct, acts or omissions of TBCC or Grantor or any of their directors, officers, employees, agents, attorneys or any other persons affiliated with TBCC or Grantor; in each of the foregoing cases, whether sounding in contract or tort or otherwise.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

TRANSAMERICA  BUSINESS  CREDIT                  LifeCell  Corporation
CORPORATION



By                                              By
  -------------------------                     -------------------------


Title                                           Title
  -------------------------                     -------------------------

                                   Exhibit "A"

                              REGISTERED TRADEMARKS



Trademark                    Registration  Date               Registration  No.
---------                    ------------------               -----------------




                               PENDING TRADEMARKS
                               ------------------

                                   Exhibit "B"


                                     PATENTS


Patent  Description/Title    Issue  Date       Patent  No.     Name of Inventor
-------------------------    -----------       -----------     ----------------






                               PATENT APPLICATIONS
                               -------------------

Description          Filing  Date          Serial  No.          Name of Inventor
-----------          ------------          -----------          ----------------

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                           STOCK SUBSCRIPTION WARRANT

                           To Purchase Common Stock of

                      LifeCell Corporation (the "Company")

                   DATE OF INITIAL ISSUANCE:  December 6, 1999

     THIS CERTIFIES THAT for value received, TBCC Funding Trust II, a Delaware business trust or its registered assigns (hereinafter called the "Holder") is entitled to purchase from the Company, at any time during the Term of this Warrant, 84,211 shares of common stock, $.001 par value, of the Company (the "Common Stock"), at the Warrant Price, payable as provided herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained, and may be exercised in whole or in part.

SECTION  1.  Definitions.
             -----------

     For all purposes of this Warrant, the following terms shall have the meanings indicated:

     Common  Stock  -  shall  mean  and  include the Company's authorized Common
     -------------
Stock, $.001 par value, as constituted at the date hereof.

     Exchange  Act  - shall mean the Securities Exchange Act of 1934, as amended
     -------------
from  time  to  time.

     Securities  Act  -  the  Securities  Act  of  1933,  as  amended.
     ---------------

     Term  of  this  Warrant  -  shall  mean the period beginning on the date of
     -----------------------
initial  issuance  hereof  and  ending  on  December  31,  2004

     Warrant  Price  - $4.75 per share, subject to adjustment in accordance with
     --------------
Section  5  hereof.

     Warrants  -  this  Warrant  and any other Warrant or Warrants are issued in
     --------
connection with a Loan and Security Agreement dated December 6, 1999 by and between the Company and Transamerica Business Credit Corporation (the "Loan Agreement") to the original holder of this Warrant, or any transferees from such original holder or this Holder.

     Warrant  Shares  -  shares  of Common Stock purchased or purchasable by the
     ---------------
Holder  of  this  Warrant  upon  the  exercise  hereof.

SECTION  2.  Exercise  of  Warrant.
             ---------------------

     2.1.     Procedure  for  Exercise  of Warrant.  To exercise this Warrant in
              ------------------------------------
whole or in part (but not as to any fractional share of Common Stock), the Holder shall deliver to the Company at its office referred to in Section 13 hereof at any time and from time to time during the Term of this Warrant: (i) the Notice of Exercise in the form attached hereto, (ii) cash, certified or official bank check payable to the order of the Company, wire transfer of funds to the Company's account, or evidence of any indebtedness of the Company to the Holder (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased, and (iii) this Warrant. Notwithstanding any provisions herein to the contrary, if the Current Market Price (as defined in Section 5) is greater than the Warrant Price (at the date of calculation, as set forth below), in lieu of exercising this Warrant as hereinabove permitted, the Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the office of the Company referred to in Section 13 hereof, together with the Notice of Exercise, in which event the Company shall issue to the Holder that number of shares of Common Stock computed using the following formula:

                               CS = WCS x (CMP-WP)
                                    --------------
                                       CMP

Where

     CS   equals the number of shares of Common Stock to be issued to the Holder

     WCS equals the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

     CMP  equals the Current Market Price (at the date of such calculation)

     WP   equals the Warrant Price (as adjusted to the date of such calculation)

In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or such other name or names as may be designated by the Holder, shall be delivered to the Holder hereof within a reasonable time, not exceeding fifteen (15) days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

     2.2.     Transfer  Restriction Legend.  Each certificate for Warrant Shares
              ----------------------------
shall bear the following legend (and any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to counsel for the Company) the securities represented thereby are not, at such time, required by law to bear such legend.

SECTION 3.  Covenants as to Common Stock.  The Company covenants and agrees that
            ----------------------------
all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. The Company further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon exercise of this Warrant.

SECTION  4.  Adjustment of Number of Shares. Upon each adjustment of the Warrant
             ------------------------------
Price as provided in Section 5, the Holder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

SECTION  5.  Adjustment of Warrant Price.  The Warrant Price shall be subject to
             ---------------------------
adjustment  from  time  to  time  as  follows:

     (iii) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased so that the number of shares of Common Stock issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding shares.

     (iv) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall appropriately increase so that the number of shares of Common Stock issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

     (v) In case, at any time during the Term of this Warrant, the Company shall declare a cash dividend upon its Common Stock payable otherwise than out of earnings or earned surplus or shall distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends and distributions) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Company convertible into or exchangeable for Common Stock), then, in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution, the Warrant Price in effect thereafter shall be determined by multiplying the Warrant Price in effect immediately prior to such record date by a fraction of which the numerator shall be an amount equal to the difference of (x) the Current Market Price of one share of Common Stock minus
(y) the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the stock, securities, evidences of indebtedness, assets, options or rights so distributed in respect of one share of Common Stock, and of which the denominator shall be such Current Market Price.

     (vi) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-tenth (1/10) of a share, as the case may be.

     (vii) For the purpose of any computation pursuant to Section 2 hereof, or this Section 5, the Current Market Price at any date of one share of Common Stock shall be deemed to be the average of the daily closing prices for the 15 consecutive business days ending on the last business day before the day in question (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 15 business day period). The closing price for each day shall be the last reported sales price regular way or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or as reported by Nasdaq (or if the Common Stock is not at the time listed or admitted for trading on any such exchange or if prices of the Common Stock are not reported by Nasdaq then such price shall be equal to the average of the last reported bid and asked prices on such day as reported by The National Quotation Bureau Incorporated or any similar reputable quotation and reporting service, if such quotation is not reported by The National Quotation Bureau Incorporated); provided, however, that if the Common Stock is not traded in such manner that the quotations referred to in this clause (vii) are available for the period required hereunder, the Current Market Price shall be determined in good faith by the Board of Directors of the Company or, if such determination cannot be made, by a nationally recognized independent investment banking firm selected by the Board of Directors of the Company (or if such selection cannot be made, by a nationally recognized independent investment banking firm selected by the American Arbitration Association in accordance with its rules).

     (viii) Whenever the Warrant Price shall be adjusted as provided in Section 5, the Company shall prepare a statement showing the facts requiring such adjustment and the Warrant Price that shall be in effect after such adjustment. The Company shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder of this Warrant at its, his or her address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of the notice required to be mailed under the provisions of subsection (x) of this Section 5.

     (ix) Adjustments made pursuant to clauses (iii), (iv) and (v) above shall be made on the date such dividend, subdivision, split-up, combination or distribution, as the case may be, is made, and shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such dividend, subdivision, split-up, combination or distribution.

     (x) In the event the Company shall propose to take any action of the types described in clauses (iii), (iv) or (v) of this Section 5, the Company shall forward, at the same time and in the same manner, to the Holder of this Warrant such notice, if any, which the Company shall give to the holders of capital stock of the Company.

     (xi) In any case in which the provisions of this Section 5 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the Holder of all or any part of this Warrant which is exercised after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such exercise before giving effect to such adjustment exercise; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

SECTION  6.  Ownership.
             ---------

     6.1.     Ownership  of  This  Warrant.  The  Company may deem and treat the
              ----------------------------
person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 6.

     6.2.     Transfer  and  Replacement.  This Warrant and all rights hereunder
              --------------------------
are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company referred to in Section 13 hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 6, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder. Holder will not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.

SECTION  7.  Mergers,  Consolidation,  Sales.  In  the  case  of  any  proposed
             -------------------------------
consolidation or merger of the Company with another entity, or the proposed sale of all or substantially all of its assets to another person or entity, or any proposed reorganization or reclassification of the capital stock of the Company, then, as a condition of such consolidation, merger, sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the Holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein, in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable hereunder, such shares of stock, securities or assets as may (by virtue of such consolidation, merger, sale, reorganization or reclassification) be issued or payable with respect to or in exchange for the number of shares of such Common Stock purchasable hereunder immediately before such consolidation, merger, sale, reorganization or reclassification. In any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof shall thereafter be applicable as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant.

SECTION  8.  Notice  of Dissolution or Liquidation.  In case of any distribution
             -------------------------------------
of the assets of the Company in dissolution or liquidation (except under circumstances when the foregoing Section 7 shall be applicable), the Company shall give notice thereof to the Holder hereof and shall make no distribution to shareholders until the expiration of thirty (30) days from the date of mailing of the aforesaid notice and, in any case, the Holder hereof may exercise this Warrant within thirty (30) days from the date of the giving of such notice, and all rights herein granted not so exercised within such thirty-day period shall thereafter become null and void.

SECTION 9.  Notice of Extraordinary Dividends.  If the Board of Directors of the
            ---------------------------------
Company shall declare any dividend or other distribution on its Common Stock except out of earned surplus or by way of a stock dividend payable in shares of its Common Stock, the Company shall mail notice thereof to the Holder hereof not less than thirty (30) days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution, and the Holder hereof shall not participate in such dividend or other distribution unless this Warrant is exercised prior to such record date. The provisions of this Section 9 shall not apply to distributions made in connection with transactions covered by Section 7.

SECTION  10.  Fractional Shares.  Fractional shares shall not be issued upon the
              -----------------
exercise of this Warrant but in any case where the Holder would, except for the provisions of this Section 10, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the value of such fractional share (determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company) over the Warrant Price for such fractional share.

SECTION  11.  Special  Arrangements  of  the Company.  The Company covenants and
              --------------------------------------
agrees that during the Term of this Warrant, unless otherwise approved by the Holder of this Warrant:

     11.1.     Will  Reserve Shares.  The Company will reserve and set apart and
               --------------------
have available for issuance at all times, free from preemptive or other preferential rights, the number of shares of authorized but unissued Common Stock deliverable upon the exercise of this Warrant.

     11.2.     Will  Not  Amend  Certificate.  The  Company  will  not amend its
               -----------------------------
Certificate of Incorporation to eliminate as an authorized class of capital stock that class denominated as "Common Stock" on the date hereof.

     11.3.     Will  Bind  Successors.  This  Warrant  shall be binding upon any
               ----------------------
corporation or other person or entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

SECTION  12.  Registration  Rights;  etc.
              --------------------------

     12.1.     Certain  Definitions.  As  used in this Section 12, the following
               --------------------
terms  shall  have  the  following  respective  meanings:

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Registrable Securities" shall mean the Warrant Shares less any Warrant Shares theretofore sold to the public or in a private placement.

     The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the effectiveness of such registration statement.

     "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Section 12.2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

     "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, all fees and disbursements of counsel for any Holder and any blue sky fees and expenses excluded from the definition of "Registration Expenses."

     "Holder" shall mean any holder of outstanding Warrant Shares or Registrable Securities which (except for purposes of determining "Holders" under Section
12.5  hereof)  have  not  been  sold  to  the  public.

     "Other Shareholders" shall mean holders of securities of the Company who are entitled by contract with the Company or who are permitted by the Company to have securities included in a registration of the Company's securities.

     12.2.     Company  Registration.
               ---------------------

          (a)     Notice  of  Registration.  If  the  Company shall determine to
                  ------------------------
register any of its securities either for its own account or the account of a security holder or holders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales, the Company will:

               (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within fifteen (15) days after receipt of the written notice from the Company described in clause (i) above, subject to any limitations on the number of shares as set forth in Section 12.2(b) below.

          PROVIDED, it is understood and agreed that the registration rights set forth in this section 12.2 shall not apply to any registration occurring within 90 days of the date of this Warrant.

          (b)     Underwriting.  If  the registration of which the Company gives
                  ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the written notice given pursuant to Section 12.2(a)(i). In such event, the right of any Holder to registration pursuant to Section 12.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company, directors and officers and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company.

     Notwithstanding any other provision of this Section 12.2, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of the Registrable Securities which would otherwise be underwritten pursuant hereto. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner. The number of shares that may be included in the registration and underwriting on behalf of such Holders, directors and officers and Other Shareholders shall be allocated among such Holders, directors and officers and Other Shareholders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities which they had requested to be included in such registration at the time of filing the registration statement.

     If any Holder of Registrable Securities or any officer, director or Other Shareholder disapproves of the terms of any such underwriting, it, he or she may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     12.3.     Registration  Rights.  In  the  event  that  the  Company  grants
               --------------------
registration rights, including demand registration rights, to any other holder of securities of the Company, the Company will promptly give to the Holder written notice thereof and, if in the opinion of the Holder such registration rights are more favorable than the registration rights provided under this Warrant, the Holder shall so notify the Company within thirty (30) days of receipt of the foregoing notice from the Company, whereupon such registration rights shall automatically be deemed to be incorporated in this Warrant.

     12.4.     Expenses  of  Registration.  The  Company  shall  bear  all
               --------------------------
Registration Expenses incurred in connection with any registration, qualification and compliance by the Company pursuant to Section 12.2 hereof. All Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of their shares so registered.

     12.5.     Registration  Procedures.  In  the  case  of  each  registration
               ------------------------
effected by the Company pursuant to this Section 12, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. The Company will, at its expense:

          (a) keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

          (b) furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request; and

          (c) use its best efforts to register or qualify the Registrable Securities under the securities laws or blue-sky laws of such jurisdictions as any Holder may request; provided, however, that the Company shall not be obligated to register or qualify such Registrable Securities in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in order to effect such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder.

     12.6.     Indemnification.
               ---------------

          (a) The Company, with respect to each registration, qualification and compliance effected pursuant to this Section 12, will indemnify and hold harmless each Holder, each of its officers, directors, partners, and agents, and each party controlling such Holder, and each underwriter, if any, and each party who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, partners, and agents, and each party controlling such Holder, each such underwriter and each party who controls any such underwriter, for any legal and any other expenses incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based solely upon written information furnished to the Company by such Holder or underwriter, as the case may be, and stated to be specifically for use in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance.

          (b) Each Holder and Other Shareholder will, if Registrable Securities held by it, him or her are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each party who controls the Company or such underwriter, each other such Holder and Other Shareholder and each of their respective officers, directors, partners, and agents, and each party controlling such Holder or Other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Shareholders, directors, officers, partners, agents, parties, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document solely in reliance upon and in conformity with written information furnished to the Company by such Holder or Other Shareholder and stated to be specifically for use in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance; provided, however, that the obligations of such Holders and Other Shareholders hereunder shall be limited to an amount equal to the proceeds to each such Holder or Other Shareholder of securities sold as contemplated herein.

          (c) Each party entitled to indemnification under this Section 12.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have been advised by counsel that actual or potential differing interests or defenses exist or may exist between the Indemnifying Party and the Indemnified Party, in which case such expense shall be paid by the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
Section 12. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall provide such information as may be reasonably requested by an Indemnifying Party in order to enable such Indemnifying Party to defend a claim as to which indemnity is sought.

     12.7.     Information  by  Holder.  Each  Holder of Registrable Securities,
               -----------------------
and each Other Shareholder holding securities included in any registration, shall furnish to the Company such information regarding such Holder or Other Shareholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 12.

     12.8.     Rule 144 Reporting.  With a view to making available the benefits
               ------------------
of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

          (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") at any time after it has become subject to such reporting requirements; and

          (c) So long as the Holder owns any Registrable Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement in connection with an offering of its Securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

SECTION  13.  Notices.  Any notice or other document required or permitted to be
              -------
given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at 15260 Ventura Blvd., Suite 1240, Sherman Oaks, California 91403, with a copy to Holder at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal Department or to such other address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Company at One Millenium Way, Branchburg, New Jersey 08867, or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

SECTION  14.  No  Rights  as Stockholder; Limitation of Liability.  This Warrant
              ---------------------------------------------------
shall not entitle the Holder to any of the rights of a shareholder of the Company except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION  15.  Law  Governing.  THE  VALIDITY, INTERPRETATION, AND ENFORCEMENT OF
              --------------
THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION  16.  Miscellaneous.

          (a) This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (or any respective predecessor in interest thereof). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof

          (b) All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer on December 6, 1999.



                               LifeCell  Corporation
[CORPORATE  SEAL]
                               By:
                               --------------------------------------
                               Title:
                               --------------------------------------

                           FORM OF NOTICE OF EXERCISE

                [To be signed only upon exercise of the Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT


     The undersigned hereby exercises the right to purchase _________ shares of Common Stock which the undersigned is entitled to purchase by the terms of the within Warrant according to the conditions thereof, and herewith

[check  one]
               o     makes  payment  of  $               therefor;  or
                                          ---------------

               o directs the Company to issue shares, and to withhold shares in lieu of payment of the Warrant Price, as described in
                    Section 2.1 of the Warrant.

All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of the Company shall be:



     The shares are to be issued in certificates of the following denominations:



                               --------------------------------------
                               [Type  Name  of  Holder]


                               By:
                               --------------------------------------
                               Title:
                               --------------------------------------


Dated:
      -----------

                               FORM OF ASSIGNMENT
                                    (ENTIRE)

               [To be signed only upon transfer of entire Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT

     FOR  VALUE  RECEIVED                              hereby sells, assigns and
                           ---------------------------
transfers  unto                                   all  rights of the undersigned
                 -------------------------------
under  and  pursuant  to  the  within  Warrant,  and the undersigned does hereby
irrevocably  constitute  and appoint                                 Attorney to
                                     -------------------------------
transfer the said Warrant on the books of the Company, with full power of substitution.



                               --------------------------------------
                               [Type  Name  of  Holder]


                               By:
                               --------------------------------------
                               Title:
                               --------------------------------------


Dated:
      -----------


NOTICE

     The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                               FORM OF ASSIGNMENT
                                    (PARTIAL)

              [To be signed only upon partial transfer of Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT

     FOR  VALUE  RECEIVED                             hereby  sells, assigns and

                           -------------------------
transfers unto                                 (i) the rights of the undersigned
               -------------------------------
to purchase     shares of Common Stock under and pursuant to the within Warrant,
            ---
and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the within Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby
irrevocably  constitute  and  appoint                               Attorney  to
                                      ------------------------------
transfer the said Warrant on the books of the Company, with full power of substitution.



                               --------------------------------------
                               [Type  Name  of  Holder]


                               By:
                               --------------------------------------
                               Title:
                               --------------------------------------


Dated:
      -----------



NOTICE

     The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.